                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                        [ X ]
Filed by a Party other than the Registrant     [   ]
Check the appropriate box:

[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission only (as permitted by Rule
       14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                Westinghouse Air Brake Technologies Corporation
            --------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                      N/A
  ----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):

       [ X ]    No fee required.
       [   ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
                0-11.
                1)      Title of each class of securities to which transaction
                        applies:
                        ------------------------------------------------------------
                2)      Aggregate number of securities to which transaction applies:
                        ------------------------------------------------------------
                3)      Per unit price or other underlying value of transaction
                        computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                        ------------------------------------------------------------
                4)      Proposed maximum aggregate value of transaction:
                        ------------------------------------------------------------
                5)      Total fee paid:
                        ------------------------------------------------------------
       [   ]    Fee paid previously with preliminary materials.
       [   ]    Check box if any part of the fee is offset as provided by Exchange
                Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by
                registration statement number, or the Form or Schedule and the date of its filing.
                1)      Amount Previously Paid:
                        ------------------------------------------------------------
                2)      Form, Schedule or Registration Statement No.:
                        ------------------------------------------------------------
                3)      Filing Party:
                        ------------------------------------------------------------
                4)      Date Filed:
                        ------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING -- MAY 24, 2000

                              AND PROXY STATEMENT

                WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
                             1001 Air Brake Avenue
                         Wilmerding, Pennsylvania 15148

Dear Stockholder:

We invite you to attend our annual meeting of stockholders on May 24, 2000, at 1:00 p.m. in Pittsburgh, Pennsylvania.

This booklet includes the formal notice of the meeting and the proxy statement. The proxy statement tells you more about the items we will vote on at the meeting. It also explains how the voting process works and gives personal information about our director candidates.

Whether or not you plan to attend, please promptly complete, sign, date and return your proxy card in the enclosed envelope so that we may vote your shares in accordance with your wishes and so that enough shares are represented to allow us to conduct the business of the annual meeting. Giving your proxy does not affect your right to vote in person if you attend the annual meeting.

Sincerely yours,

Robert J. Brooks
Executive Vice President
and Chief Financial Officer,
Secretary

April 10, 2000

                         NOTICE OF 2000 ANNUAL MEETING

                              DATE, TIME AND PLACE

- May 24, 2000

- 1:00 p.m.

- Sheraton Hotel at Station Square
  7 Station Square Drive
  Pittsburgh, Pennsylvania, 15219

                                    PURPOSE

- Elect three directors for a term of three years

- Approve amendment of stock option plan

- Ratify appointment of independent accountants

- Conduct other business if properly raised

                                   PROCEDURES

- If you own stock directly, please complete the enclosed proxy card requested by the Board.

- If you own stock through the Westinghouse Air Brake Company Employee Stock Ownership Plan and Trust you must complete the proxy card requested by the ESOP trustee.

- Only stockholders of record on March 27, 2000 receive notice and may vote at the meeting.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE, AND RETURN YOUR PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Robert J. Brooks
Executive Vice President
and Chief Financial Officer,
Secretary

April 10, 2000

CONTENTS
--------------------------------------------------------------------------------

GENERAL.....................................................    1
COMMON STOCK OWNERSHIP......................................    2
  Director and Executive Officer Stock Ownership............    2
  Other Owners of More than 5%..............................    3
  Section 16(a) Beneficial Ownership Reporting..............    4
PROPOSAL 1 -- ELECT DIRECTORS...............................    4
  Nominees..................................................    4
  Directors' Compensation...................................    6
  The Board and Committees..................................    6
  Compensation Committee Interlocks.........................    6
  Executive Compensation Tables.............................    7
  Compensation Committee Report.............................    8
  Stock Performance.........................................   10
  Transactions with Directors' Companies....................   10
PROPOSAL 2 -- APPROVE AMENDMENT OF 2000 STOCK INCENTIVE
  PLAN......................................................   11
PROPOSAL 3 -- RATIFY INDEPENDENT ACCOUNTANTS................   16
OTHER INFORMATION...........................................   17

GENERAL
--------------------------------------------------------------------------------

We have sent you this booklet and proxy on or about April 10, 2000 because the Board of Directors of Westinghouse Air Brake Technologies Corporation, doing business as Wabtec, is soliciting your proxy to vote at the company's 2000 annual meeting of stockholders.

WHO MAY VOTE

Stockholders of Wabtec as reflected in our stock records at the close of business on March 27, 2000 may vote. You have one vote for each share of Wabtec common stock you own.

HOW TO VOTE

You may vote in person at the meeting or by proxy. We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting.

HOW A PROXY WORKS

Giving us a proxy means you authorize us to vote your shares in accordance with your directions. If you do not make any selections, your shares will be voted in favor of our director candidates, in favor of ratifying the auditors and in favor of approving the new stock option plan.

You may receive more than one proxy or voting card depending on how you hold your shares. Shares registered in your name are covered by one card. Employees receive a separate card for any shares they hold in the Employee Stock Ownership Plan. If you hold shares through someone else, such as a stockbroker, you may get material from them asking how you want to vote.

CHANGING YOUR VOTE

You may revoke your proxy before it is voted by submitting a new proxy with a later date, by voting in person at the meeting, or by notifying Wabtec's Secretary in writing.

COMMON STOCK OUTSTANDING

As of the close of business on March 27, 2000, 51,736,767 shares of Wabtec common stock were issued and outstanding.

QUORUM AND VOTING INFORMATION

In order to conduct the business of the meeting, we must have a quorum. This means at least a majority of the outstanding shares eligible to vote must be represented at the meeting, either in person or by proxy. You are considered a part of the quorum if you submit a properly signed proxy card.

If a quorum is present at the meeting, the three director candidates receiving the most votes will be elected to fill the three open seats on the Board. Approval of the other proposals requires the favorable vote of a majority of shares present in person or by proxy, unless a matter comes before the meeting that requires more than a majority vote under statute or our bylaws.

COMMON STOCK OWNERSHIP
--------------------------------------------------------------------------------

DIRECTOR AND EXECUTIVE OFFICER STOCK OWNERSHIP

Under the proxy rules of the Securities and Exchange Commission a person beneficially owns Wabtec common stock if the person has the power to vote or dispose of the shares, or if such power may be acquired within 60 days. The table below shows how much Wabtec common stock is beneficially owned as of December 31, 1999 by directors, nominees for director, the chief executive officer and the four highest paid executive officers in 1999. Each person has sole voting power and sole dispositive power unless indicated otherwise.

EXECUTIVE OFFICER                                             SHARES OWNED   PERCENT OF CLASS
---------------------------------------------------------------------------------------------
William E. Kassling.........................................    3,100,465(1)(2)       7.18%
Robert J. Brooks............................................      464,216(2)(7)       1.08%
Joseph S. Crawford, Jr......................................      205,955(2)(6)          *
Gregory T. H. Davies........................................      102,128(2)          *
John M. Meister.............................................      514,017(2)(5)       1.19%

NON-EMPLOYEE DIRECTOR/NOMINEE                                 SHARES OWNED   PERCENT OF CLASS
---------------------------------------------------------------------------------------------
Gilbert E. Carmichael.......................................      113,991(2)          *
Kim G. Davis................................................    2,408,000(2)(4)       5.58%
Lee B. Foster, II...........................................       23,906(9)          *
James C. Huntington, Jr.....................................       21,000(2)          *
James P. Kelley.............................................    2,548,548(2)(3)       5.90%
James P. Miscoll............................................        5,445             *
James V. Napier.............................................       14,500(2)(8)          *
Nicholas J. Stanley.........................................        5,247             *
Directors and Executive Officers as a Group (20 persons)....   10,808,667         25.04%

-----------------------------------------------------------------
 *  Less than 1%

(1) Includes 217,796 shares beneficially owned by Mr. Kassling, of which 6,500 shares are deposited in the Voting Trust. Includes 1,443,336 shares beneficially owned by Davideco, a Pennsylvania business trust, which are deposited in the Voting Trust. Includes 500 shares owned by Mr. Kassling's son. Mr. Kassling disclaims beneficial ownership of his son's shares. Includes 2,882,169 shares held by the Voting Trust, of which Mr. Kassling is one of the trustees with Mr. Brooks and Kevin P. Conner, an executive officer of Wabtec. The Voting Trust expired on January 1, 2000. See note (3) to "Other Owners of More Than 5%" below.

(2) Includes options that are exercisable within 60 days of December 31, 1999.

(3) Includes 108,548 shares owned by Mr. Kelley. Also includes 40,000 shares owned by Vestar Capital Partners, Inc., where Mr. Kelley is a Managing Director and 2,400,000 shares owned by Vestar Equity Partners, L.P. Mr. Kelley is a Managing Director of the general partner of Vestar Equity Partners, L.P. Mr. Kelley disclaims beneficial ownership of the shares owned by the Vestar entities.

(4) Includes 2,402,000 shares beneficially owned by Harvard Private Capital Holdings, Inc. Mr. Davis is a Managing Director and co-founder of Charlesbank Capital Partners, LLC, an investment advisor to Harvard Private Capital Holdings, Inc. Also includes 6,000 shares owned beneficially by Mr. Davis. Mr. Davis disclaims beneficial ownership of the Harvard shares.

(5) Includes 341,017 shares owned by Mr. Meister, of which 237,500 shares are deposited in the Voting Trust. Also includes 200,000 shares held in trust for Mr. Meister's children. Mr. Meister is the trustee of the trust. Mr. Meister disclaims beneficial ownership of the shares held in trust.

(6) Includes 192,880 shares beneficially owned by Mr. Crawford and 13,075 held in a trust account and in Mr. Crawford's managed account.

(7) Includes 104,216 shares owned by Mr. Brooks, of which 9,300 shares are deposited in the Voting Trust. Also includes 360,000 shares owned by Suebro, Inc., a Delaware holding company, which are deposited in the Voting Trust. Does not include 2,882,169 shares held by the Voting Trust which are included in the reported holdings of Mr. Kassling.

(8) Includes 14,000 shares beneficially owned by Mr. Napier and 500 shares held in Mr. Napier's Keogh account.

(9) Includes 16,335 shares beneficially owned by Mr. Foster and 6,571 shares held in Mr. Foster's retirement plan and deferred compensation accounts.

OTHER OWNERS OF MORE THAN 5%

The following table shows stockholders who are known to the company to be a beneficial owner of more than 5% of Wabtec's common stock as of December 31, 1999.

                                                               SHARES OF     PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                          COMMON STOCK   OF CLASS
-------------------------------------------------------------------------------------
U.S. Trust Company National Association.....................   9,273,983(1)   21.49%
  as Trustee for Westinghouse Air Brake Company
  Employee Stock Ownership Plan and Trust
  Suite 1080 East
  1300 I Street N.W
  Washington, D.C. 20005
FMR Corp....................................................   4,015,766(2)    9.30%
  82 Devonshire Street
  Boston, MA 02109
RAC Voting Trust............................................   2,882,169(3)    6.68%
  c/o Westinghouse Air Brake Technologies Corporation
  1001 Air Brake Avenue
  Wilmerding, PA 15148
Shapiro Capital Management Company, Inc.....................   2,577,130       5.97%
  3060 Peachtree Road, N.W
  Atlanta, GA 30305
Harvard Private Capital Holdings, Inc.......................   2,402,000       5.56%
  600 Atlantic Avenue, 26th Floor
  Boston MA, 02210
Vestar Equity Partners, L.P.................................   2,400,000       5.56%
  c/o Vestar Capital Partners, Inc.
  Seventeenth Street Plaza
  1225 17th Street, Suite 1660
  Denver, Colorado 80202
First Manhattan Co..........................................   2,208,498       5.12%
  437 Madison Avenue
  New York, NY 10022

---------------
(1) U.S. Trust Company of California, N.A. is the ESOP trustee and must vote shares held by the ESOP allocated to participant accounts as instructed by participants. The trustee votes unallocated shares in the same proportion as the votes for which participant instructions are given. If the trustee does not receive instructions for allocated shares, the trustee votes them as directed by the ESOP Committee. As of December 31,1999, 709,172 shares were allocated to participants' accounts and 8,564,811 shares were not allocated.

(2) FMR Corp. is a parent holding company. Fidelity Management and Research Company, a wholly owned subsidiary of FMR Corp., is the beneficial owner of 2,574,600 shares. Fidelity Management Trust Company, a wholly owned subsidiary of FMR Corp., is the beneficial owner of 1,111,936 shares. Fidelity International Limited is a beneficial owner of 329,230 shares. Fidelity International Limited was once a wholly owned subsidiary of FMR Corp. The Chairman of FMR and his family control a partnership which has the right to vote 39.9% of Fidelity International Limited voting stock which results in the treatment of Fidelity International Limited as a beneficial owner.

(3) Certain employees delivered their shares of common stock to the trustees of the voting trust. The trustees had the sole power to vote those shares. The voting trust expired on January 1, 2000. All shares previously held in the voting trust will be returned to the employees. The shares previously held by the voting trust will be voted by employees for this annual meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers to file reports of beneficial ownership and changes in beneficial ownership of Wabtec stock. Directors and officers must furnish us with copies of these reports. Based on these copies and directors' and executive officers' representations, we believe all directors and executive officers complied with the requirements in 1999.

PROPOSAL 1 -- ELECT DIRECTORS
--------------------------------------------------------------------------------

Wabtec's Board of Directors has 12 members. The board is divided into three classes whose terms of office end in successive years. Robert J. Brooks, Gregory
T. H. Davies and Kim G. Davis, whose terms of office are expiring, have been nominated to serve for new terms ending in 2003. The fourth seat in this class will be vacant after the annual meeting. The Board may act at a later date to fill the vacancy or reduce the size of the board. The nominations were made by the Nominating Committee of the Board, which has the sole authority to make the nominations, and approved by the Board. The members of the Nominating Committee are Mr. Kassling, Mr. Carmichael, Mr. Huntington and Mr. Kelley.

Your proxy will be voted FOR the election of these nominees unless you withhold authority to vote for any one or more of them. If any nominee is unable or unwilling to stand for election, your proxy authorizes us to vote for a replacement nominee if the board names one.

Only votes for a candidate are counted in the election of directors. The three nominees who receive the most votes will be elected as directors.

THE BOARD RECOMMENDS YOU VOTE FOR EACH OF THE FOLLOWING CANDIDATES.

NOMINEES TO SERVE FOR A THREE-YEAR TERM EXPIRING IN 2003
--------------------------------------------------------------------------------

Robert J. Brooks                               Executive Vice President since November 1999;
Age 55                                         Chief Financial Officer of Wabtec since prior to
Director since 1990                            1994.
                                               Director of Crucible Materials Corporation.
----------------------------------------------------------------------------------------------------
Gregory T. H. Davies                           President and Chief Operating Officer of Wabtec since
Age 53                                         March 1998; Vice President and Group Executive of
Director since 1999                            Danaher Corporation from prior to 1994 until March
                                               1998.
----------------------------------------------------------------------------------------------------
Kim G. Davis                                   Managing Director of Charlesbank Capital Partners,
Age 46                                         LLC and predecessors since 1998; private investor
Director since 1997                            from 1994 to 1998.
----------------------------------------------------------------------------------------------------

CONTINUING DIRECTORS WITH A TERM EXPIRING IN 2001
------------------------------------------------------------------------

Gilbert E. Carmichael                          Vice Chairman of Wabtec since November 1999; Vice
Age 72                                         Chairman of MotivePower Industries, Inc. from January
Director since 1999                            1996 to November 1999; Chairman of MotivePower
                                               Industries, Inc. from March 1995 to January 1996;
                                               Senior Vice President of Morrison Knudsen Corporation
                                               since prior to 1994 to March 1995.
                                               Director of Great Southern National Bank.
----------------------------------------------------------------------------------------------------
James C. Huntington, Jr.                       Independent businessman since prior to 1994; Formerly
Age 72                                         Senior Vice President of American Standard, Inc.
Director since 1995
----------------------------------------------------------------------------------------------------
James P. Kelley                                Managing Director of Vestar Capital Partners, Inc.
Age 45                                         (private equity investment firm) since prior to 1994.
Director since 1990                            Director of St. John Knits, Inc; Consolidated
                                               Container Company; and Celestial Seasonings, Inc.
----------------------------------------------------------------------------------------------------
James P. Miscoll                               Independent Businessman since prior to 1994. Mr.
Age 65                                         Miscoll held various positions with Bank of America
Director since 1999                            since 1962, including Vice Chairman from 1984 through
                                               his retirement in 1992.
                                               Director American International Group, Inc.; MK Gold
                                               Company; and 20th Century Insurance Company.

CONTINUING DIRECTORS WITH A TERM EXPIRING IN 2002
------------------------------------------------------------------------

Emilio A. Fernandez                            Vice Chairman of Wabtec since March 1998; Executive
Age 55                                         Vice President of Wabtec from January 1995 to
Director since 1995                            February 1998.
                                               Director of Pulse Medical Instruments, Inc.
----------------------------------------------------------------------------------------------------
Lee B. Foster, II                              Chairman L. B. Foster Company since 1998; President
Age 53                                         and Chief Executive Officer of L. B. Foster Company
Director since 1999                            since 1994.
                                               Director of L. B. Foster Company.
----------------------------------------------------------------------------------------------------
William E. Kassling                            Chairman and Chief Executive Officer of Wabtec since
Age 56                                         prior to 1994; President of Wabtec from prior to 1994
Director since 1990                            to February 1998.
                                               Director of Aearo Corporation; Commercial Intertech,
                                               Inc.; and Scientific Atlanta, Inc.
----------------------------------------------------------------------------------------------------
James V. Napier                                Chairman and Director of Scientific Atlanta, Inc.
Age 63                                         since July 1994; Chairman and interim Chief Executive
Director since 1995                            Officer of Scientific Atlanta, Inc. from November
                                               1993 to July 1994.
                                               Director of Engelhard Corporation, Vulcan Materials
                                               Company, McKesson HBOC, Personnel Group of America,
                                               Inc., and Intelligent Systems, Inc.
----------------------------------------------------------------------------------------------------

DIRECTORS' COMPENSATION

Effective January 25, 2000, Wabtec adopted a new non-employee director compensation plan. Under the plan, Wabtec pays each director who is not an employee of the company a cash retainer equal to $10,000 per year for his services as a director. In addition, each such director is entitled to receive $1,000 for each meeting of the Board attended by such director in person, and $1,000 per Board committee meeting only if attended in person on a day separate than a Board meeting. Non-employee directors receive $500 for participating in a Board or a committee meeting by telephone. All directors are reimbursed for their out-of-pocket expenses incurred in connection with attendance at meetings and other activities relating to the Board or Board Committee.

In addition, the non-employee directors also participate in the 1995 Non-Employee Directors' Fee and Stock Option Plan to encourage the highest level of performance for members of the Board of Directors by providing such directors with a proprietary interest in our financial success. Under the Plan, each non-employee director is entitled to receive 1,000 shares of common stock annually. In addition, all non-employee directors as of January 25, 2000 received a one time initial grant of 5,000 stock options (priced at $12.75 with a vesting period of three years) and will receive 2,000 stock options beginning January 2, 2001 and each January 2nd thereafter during their term of service on the Board. Newly elected directors would be eligible to receive 5,000 stock options upon their initial election to the Board.

THE BOARD AND COMMITTEES

The Board met 15 times during 1999. All directors attended at least 75% of all Board and Committee meetings in 1999. The Board has committees that help fulfill its duties. In addition to the Nominating Committee, the principal committees of the Board are the Audit Committee and the Compensation Committee. These committees are discussed below.

The Audit Committee recommends the appointment of the independent public accountants. It also reviews the audit plan and audit results and consults with the independent accountants. The committee also manages the company's internal control policies. It reviews changes in accounting policies. The committee may review possible violations of Wabtec's business ethics and conflicts of interest policies. Members are: Mr. Davis, Mr. Huntington, Mr. Miscoll and Mr. Stanley. The committee met two times in 1999.

The Compensation Committee participates in establishing the salary and bonus levels of Wabtec officers, reviews management organization and development and major employee benefit programs and establishes and administers executive compensation programs. Members are: Mr. Fernandez, Mr. Foster, and Mr. Napier. The committee met two times in 1999.

COMPENSATION COMMITTEE INTERLOCKS

William E. Kassling, the Chairman and Chief Executive Officer of Wabtec, served on the Board of Directors of Scientific Atlanta, Inc. Wabtec Director, James V. Napier, is the Chairman of Scientific Atlanta, Inc.

EXECUTIVE COMPENSATION TABLES

This table shows the compensation for Wabtec's Chief Executive Officer and the four other most highly paid executive officers in 1999.

SUMMARY COMPENSATION TABLE
----------------------------------------------------------------------

                                            ANNUAL                 LONG TERM             ALL OTHER
                                         COMPENSATION         COMPENSATION AWARDS     COMPENSATION(1)
-----------------------------------------------------------------------------------------------------
                                                            RESTRICTED   SECURITIES
NAME AND                                                      STOCK      UNDERLYING
PRINCIPAL POSITION             YEAR    SALARY     BONUS       AWARD       OPTIONS
-----------------------------------------------------------------------------------------------------
William E. Kassling            1999   $389,500   $156,599          --           --        $78,610
  Chief Executive Officer      1998    389,500    371,000          --      106,880         74,217
                               1997    387,872    259,700          --           --         55,091
Gregory T. H. Davies (2)       1999   $321,000   $107,535    $138,032           --        $52,589
  President and                1998    278,054    250,000     372,188      185,500         23,819
  Chief Operating Officer      1997         --         --          --           --             --
Joseph S. Crawford, Jr.        1999   $238,846   $192,000          --           --        $ 3,200
  Executive Vice President     1998    227,365    253,294          --       13,200          3,200
                               1997    208,655    240,975          --       33,000          3,200
Robert J. Brooks               1999   $182,230   $ 79,361          --           --        $44,106
  Executive Vice President     1998    177,952    163,244          --       53,440         28,603
  and Chief Financial Officer  1997    173,467    114,271          --           --         28,626
John M. Meister                1999   $210,000         --          --           --        $43,490
  Executive Vice President     1998    214,166    126,810          --       53,440         32,656
                               1997    179,199    125,187          --           --         23,468
-----------------------------------------------------------------------------------------------------

(1) Amounts include payments under the executive retirement plan for 1999 as follow: Mr. Kassling $41,486, Mr. Davies $15,577, Mr. Brooks, $18,702 and Mr. Meister $18,474. Amounts also include amounts paid for various executive perquisites including split dollar life insurance, company cars, club dues and company contributions to the 401(k) plan.

(2) Mr. Davies began working for Wabtec on February 26, 1998. Mr. Davies' annualized salary for 1998 was $300,000. Mr. Davies was awarded 15,000 shares of restricted common stock on February 26, 1998, valued at $372,188 on the date of grant and $366,563 as of December 31, 1998. 6,000 shares vested on February 26, 1999 valued at $138,032 on the date of vesting and $106,500 as of December 31, 1999. The remainder of the shares will vest as follows: 7,000 shares on February 26, 2000 and 2,000 shares on February 26, 2001.

This table shows the number and value of stock options exercised and unexercised for the named executive officers.

1999 AGGREGATE OPTION EXERCISES AND YEAR-END OPTION VALUES
--------------------------------------------------------------------------

                                                       NUMBER OF SECURITIES
                                SHARES                UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                               ACQUIRED                     OPTIONS AT             IN-THE-MONEY OPTIONS
                                  ON       VALUE         DECEMBER 31, 1999         AT DECEMBER 31, 1999
NAME                           EXERCISE   REALIZED   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
----------------------------------------------------------------------------------------------------------
William E. Kassling (1)             0     $     0         146,250/106,880               $548,437/0
  Chief Executive Officer
Robert J. Brooks (1)                0     $     0           73,125/53,440               $274,218/0
  Executive Vice President
  and Chief Financial Officer
Joseph S. Crawford, Jr. (2)     7,102     $88,763               171,765/0               $881,541/0
  Executive Vice President
Gregory T. H. Davies (3)            0     $     0          75,250/110,250                        0
  President and
  Chief Operating Officer
John M. Meister (1)                 0     $     0           73,125/53,440               $274,218/0
  Executive Vice President
----------------------------------------------------------------------------------------------------------

(1) Options to Messrs. Kassling, Fernandez, Meister and Brooks were granted in 1996 and 1998. The exercise price of the options granted in 1996 is $14.00 per share and the exercise price of the options granted in 1998 is $20.00 per share. At December 31, 1999, Wabtec's stock price was $17.75 per share. Consequently, the 1996 options are "in-the-money" for purposes of the chart.

(2) As a result of the merger between WABCO and MotivePower, the number of shares and the exercise price of MotivePower options were converted to Wabtec options using an exchange ratio equal to .66 Wabtec shares for each MotivePower share. Also, as a result of the merger, each MotivePower option became immediately vested and fully exercisable.

    In April of 1999, Mr. Crawford exercised options to purchase 18,750 MotivePower shares (converted to 12,375 Wabtec shares) of which 10,760 shares were acquired in MotivePower shares (converted to 7,102 Wabtec shares) and the difference of 7,990 MotivePower shares (converted to 5,273 Wabtec shares) were sold. Mr. Crawford realized income of $88,763 as a result of the exercise of the sale of stock.

    Immediately before the merger, Mr. Crawford had 260,250 outstanding MotivePower stock options. In accordance with the merger agreement, these were converted to 171,765 Wabtec stock options at the following exercise prices: 12,375 @ $5.06; 40,590 @ $10.23; 49,500 @ $10.86; 49,500 @ $16.17;
    and 19,800 @ $24.15). Those options with exercise prices below $17.75 are "in-the-money" for purposes of the chart.

(3) Options were granted to Mr. Davies in February and October 1998 with exercise prices of $20.00 per share and $24.81 per share, respectively. Accordingly none of the options granted to Mr. Davies are "in-the-money" for purposes of the chart. "In-the-money" means that the exercise price is below Wabtec's stock price enabling an option holder to purchase our stock for less than its market price.

COMPENSATION COMMITTEE REPORT

The following report and the Stock Performance Graph on page 10 are NOT incorporated by reference into any of Wabtec's previous filings under the Securities Laws even if those filings incorporate future filings.

The Compensation Committee consists of all non-employee directors. The committee's principal responsibility is to review, recommend and approve changes to our compensation policies and programs. The committee is also responsible for reviewing and approving all compensation actions for the Chief Executive Officer and other executive officers.

Our compensation plan has three basic components:

- base salaries and bonuses,

- benefit plans, and

- long term incentives.

BASE SALARIES AND BONUSES. The committee recommends base salaries and bonuses of executive officers to the board which then establishes these items. Base salaries are determined at the beginning of the year and bonuses are awarded after our fiscal year results are available.

Executive officers' base salaries depend mainly on their office and responsibilities and are reviewed annually. Mr. Kassling is the only executive officer who has an employment agreement with Wabtec. Mr. Kassling is entitled to a base salary and a bonus of up to 100% of his base salary based on Wabtec's achieving certain net income and working capital level goals. The committee reviews and approves Mr. Kassling's salary each year.

During 1999, Wabtec had in effect an executive bonus plan which had been approved by the Board. Bonuses are based upon the success of two factors; a financial performance factor which measures earnings before interest and taxes and working capital; and a personal performance factor which measures whether the executive has attained certain goals agreed to by the executive, his supervisor, and the Board. There are guidelines as to the payment of bonuses, although the Committee may exercise its discretion with respect to those guidelines. We believe this philosophy encourages Wabtec and our executives to establish ambitious goals and promotes teamwork, productivity and profitability.

Wabtec may award stock bonuses under the 1997 Executive Retirement Plan to certain eligible employees including certain executives who do not participate in the ESOP. The stock bonuses granted under this plan are issued from Wabtec's treasury shares. Monthly awards are based on the "covered compensation" of each eligible employee as that term is defined in the ESOP. The committee believes it is appropriate to allow executives to participate in benefits similar to those provided to other employees under the ESOP. Of the named executive officers, Messrs. Kassling, Davies, Meister and Brooks participated in this plan during 1999 and received awards of shares with a fair market value of $41,486, $15,577, $18,474 and $18,702, respectively.

Wabtec's employees may purchase shares of Wabtec common stock under the 1998 Employee Stock Purchase Plan. The plan allows eligible employees to purchase shares of Wabtec common stock for 85% of fair market value through payroll deductions. This plan was suspended during 1999 but was reinstated on April 1, 2000. The committee believes that this plan promotes Wabtec's continued success by encouraging our employees to have increased awareness of, and commitment to, our corporate-wide goals and objectives. Messrs. Davies and Brooks are the only named executive officers who elected to participate in the plan during 1999. They purchased shares of common stock with a total fair market value, when purchased, of $18,323 and $2,055, respectively.

LONG-TERM INCENTIVES. The committee may grant long-term incentives to employees by granting stock options and making restricted share awards under the 2000 Stock Incentive Plan. The committee views stock options and restricted share awards as incentives to enable Wabtec to hire and retain executives and to provide executives with greater incentives to increase their efforts to make Wabtec more successful. The committee believes that stock options and restricted shares are particularly useful long-term incentives because they connect the interests of employees to your interests through common ownership of Wabtec common stock. Our decision to grant stock options or award restricted shares is based upon an individual's job level, among other factors.

OTHER. Executive officers also may participate in Wabtec's 401(k) Plan. Wabtec provides certain other personal benefits to certain employees, including executive officers, that are not significant in total.

Respectfully submitted,

/s/ Emilio A. Fernandez
/s/ Lee B. Foster, II
/s/ James V. Napier

STOCK PERFORMANCE GRAPH

The graph below compares the cumulative total stockholder return, through December 31, 1999, of Wabtec's common stock, the S&P 500 and a peer group of manufacturing companies which we believe closely resemble us. The graph assumes that a person invested $100 on June 16, 1995, the date our shares were first listed on the New York Stock Exchange. The graph assumes that dividends are reinvested.
Comparison of Cumulative Total Return

                                                         WABTEC                      S&P 500                   PEER GROUP
                                                         ------                      -------                   ----------
1994                                                     100.00                      100.00                      100.00
1995                                                      75.97                      117.10                       85.83
1996                                                      90.59                      143.99                       88.16
1997                                                     184.30                      192.03                      113.97
1998                                                     176.06                      246.91                       93.71
1999                                                     128.13                      298.87                       67.78

The peer group is made up of ABC-NACO Inc., Atchison Casting Corp., The Greenbrier Companies, Harmon Industries, Ltd., and Railworks Corp. ABC-NACO replaced ABC Rail Products Corp. as a result of a merger between NACO, Inc. and ABC Rail Products Corp. Johnstown America Corp. and Varlen Corporation, which were formerly included in the peer group, were acquired by privately held companies and are no longer publicly traded. MotivePower Industries, Inc. which was also formerly included in the peer group, merged with and into Wabtec.

TRANSACTIONS WITH DIRECTORS' COMPANIES

PULSE NOTE

In January 1995 when we acquired Pulse Electronics, Inc. and Pulse Embedded Computer Systems, Inc., Wabtec issued a note to Director Emilio A. Fernandez, members of his family, and other former shareholders of the Pulse entities. Wabtec repaid the note in full in January 2000 prior to its scheduled maturity date of January 31, 2004. Interest accrued at an annual rate of 9.5% from issuance through repayment.

PULSE LEASE

Wabtec assumed a building lease agreement between Pulse and Jollo Associates. Jollo is a limited partnership in which Director Fernandez, his wife, and other former Pulse shareholders are partners. The lease expires December 31, 2001. Total rent paid under the lease in 1999 was $399,688.

EMPLOYMENT AGREEMENT

Mr. Kassling has an employment contract with Wabtec, under which he was paid a salary of $389,500 in 1999. He is also entitled to a bonus and other benefits discussed in the Compensation Committee Report.

STOCKHOLDERS AGREEMENT

At December 31, 1999 our common stock was owned by management and the ESOP 35.4%; Vestar Equity Partners 5.6%; Harvard Private Capital Holdings, Inc.; 5.6%; American Industrial Partners Capital 2.0%; all others including public shareholders 51.4%.

Wabtec, certain members of management, Vestar Equity Partners, Harvard Private Capital Holdings, Inc., and American Industrial Partners Capital have a Stockholders Agreement that provides for Board membership if the parties own a certain percentage of stock.

REGISTRATION RIGHTS AGREEMENT

Wabtec, Harvard, American Industrial Partners, Vestar and certain individual stockholders have an agreement that allows Harvard and Vestar to demand registration of their shares to allow public sale. All parties have rights to register their shares if Wabtec is registering shares for sale.

ESOP

The shares held by the ESOP are subject to terms of the ESOP loan and pledge agreement and the Employee Stock Ownership Trust Agreement and Plan.

VOTING TRUST

Certain original management shareholders had a Voting Trust Agreement that provided for their stock to be voted together and limited their ability to sell or transfer their shares. The agreement expired on January 1, 2000.

PROPOSAL 2 -- APPROVE AMENDMENT OF 2000 STOCK INCENTIVE PLAN
--------------------------------------------------------------------------------

On January 25, 2000 the Board adopted the 2000 Stock Incentive Plan to replace the existing 1995 Stock Incentive Plan for future grants. On March 22, 2000 the Board adopted, subject to your approval, amendments to that plan.

In general the amendments were adopted to:

     - modify the method of calculating the number of shares available for grants and awards under the 2000 plan from a fixed number of shares to a formula which increases the amount available on an annual basis, but limits the shares reserved for either outstanding grants and awards or available for future grants and awards on any given date to total 15% of total common shares outstanding (excluding shares held in the ESOP or a related trust);

     - permit Wabtec to grant incentive stock options, which are qualified for special tax treatment under the Internal Revenue Code, as well as nonstatutory options, which are not so qualified;

     - to provide protections regarding our ability to take a tax deduction for the compensation related to options granted under the 2000 plan as allowed by Section 162(m) of the Internal Revenue Code and related regulations if certain executive officers who are grantees individually have more than $1,000,000 of compensation in any one year; and

     - to provide for the transferability of nonstatutory options in the discretion of the Committee.

Rather than approve a fixed number of additional shares for future grants, the Board chose to approve an initial amount of shares available under the Plan of 1,100,000 shares, adjusted by a formula to calculate the number of shares which are available for grants or awards under the 2000 plan in any given year.

Under the formula, 1.5% of the total common shares outstanding (excluding shares held in the ESOP or a related trust) at the end of the preceding fiscal year will be added to the shares available for future grants or awards in each of the next five years. Accordingly, in the fiscal year 2000, approximately 1,752,500 shares are available under the 2000 plan. In any annual period we may add an additional 1% of the total common shares outstanding (excluding shares held in the ESOP or a related trust) at the end of the preceding fiscal year to the shares available for grants or awards. The number of shares related to this 1% will then be deducted from the increase to be made in the amount available for grants or awards in the following year.

The shares available for grants or awards on any particular date may not exceed 15% of Wabtec's total common shares outstanding (excluding shares held in the ESOP or a related trust) on that date, less the number of shares subject to outstanding stock options, restricted share awards or performance unit awards payable in shares on that date. The amendments also include a fixed sub-limit for the granting of incentive stock options. In general, without further stockholder approval, the maximum number of shares for which incentive stock options may be granted is 1,752,500.

In connection with amending this new plan, the Board approved, subject to your approval, the cancellation of all of the shares not yet issued and not subject to outstanding grants under the 1995 Stock Incentive Plan and the inclusion of these shares as part of the 1,100,000 reserved for issuance under the new plan, subject to the formula adjustment described above. No new grants will be made under the 1995 plan.

The Board recommends that you approve the amendments to the 2000 plan because it helps us attract the best employees to carry out Wabtec's mission and encourages eligible employees to increase their efforts to help make Wabtec more successful and to remain with us by providing them the opportunity to acquire our stock on favorable terms. This will also assist in aligning the interests of executives and stockholders through the use of stock-based compensation plans. If the amendments are not approved, grants of options, restricted shares and performance units will be limited to those available under the existing 2000 Stock Incentive Plan as adopted in January 2000.

The following is a summary of the main features of the 2000 plan; however you may want to read the whole plan before voting. The text of the amended 2000 plan is attached as Annex A to this proxy.

SUMMARY OF THE PLAN

GENERAL

The purpose of the 2000 Stock Incentive Plan is to

     - provide additional motivation for eligible employees and improve their retention,

     - reward employees with an opportunity to acquire shares of Wabtec common stock on favorable terms, and

     - provide us with a method to attract able persons to join Wabtec.

Eligible employees include key employees of Wabtec who share responsibility for management, growth or protection of the business. The plan provides for the grant of different types of options: incentive stock options (options qualified under Section 422 of the Internal Revenue Code), nonstatutory stock options (options that do not qualify) or both, but not together. The plan also provides for the grant of cash payment rights with nonstatutory stock options and the award of restricted shares and performance units. The maximum number of shares as to which stock options may be granted or shares may be awarded under the plan to any one employee in any calendar year is 300,000, increased by any amount available for grant to such employee in any prior calendar year under the plan that was not granted in that prior year. The committee may not grant or award stock options, cash payment rights, restricted shares or performance units payable in shares after January 23 , 2010.

ADMINISTRATION

The plan is administered by a committee of the board of directors whose members are not eligible to participate in the plan. The committee has the power to interpret the plan and make rules it considers necessary to administer the plan.

STOCK OPTIONS

A stock option provides the optionee with the ability to purchase shares of stock by paying the exercise price. The exercise price is determined by the committee and may not be less than the fair market value per share of the stock covered by the option on the grant date, with the following exception:

     - The exercise price of nonstatutory stock options granted to an employee who becomes an employee because of an acquisition by Wabtec of another entity, when the employee is not in a special category of persons required to report under Section 16(a) of the Exchange Act and the grant is within twelve months of the acquisition, may be less than fair market value on the date of the grant.

The exercise price for incentive stock options granted to an employee who owns stock representing over 10% of the voting power of all Wabtec stock must be at least 110% of fair market value on the date of grant. Fair market value is the average of the high and low sales prices of Wabtec common stock as quoted in the NYSE-Composite Transactions listing of the Wall Street Journal for the applicable date.

The exercise price is payable in cash unless the committee authorizes an optionee to pay all or a portion of the exercise price with common stock. The fair market value of the stock delivered applies to the exercise price. Cash must be paid in lieu of payment with a fractional share. The optionee may not use shares that have been held for less than six months.

The total fair market value of the shares with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year may not exceed $100,000. Any amount above the limit will be converted to nonstatutory stock options. The plan provides limitations on accelerating option exercise dates if the result is to violate this $100,000 limit. The committee may accelerate exercise dates of incentive stock options in its discretion.

Unless disabled, as defined in the Internal Revenue Code, if an optionee's employment is voluntarily terminated or the optionee retires the optionee may exercise outstanding incentive stock options within the shorter of three months from termination or the expiration date, if the options were exercisable immediately before termination. The optionee may exercise outstanding nonstatutory options within the shorter of one year from termination or the expiration date, if the options were exercisable immediately before termination. If disabled and voluntarily terminated, an optionee may exercise outstanding options within the shorter of one year from termination or the expiration date, even if the options were not exercisable prior to termination. If an optionee dies while employed, the optionee's legal representative may exercise options within the shorter of one year from death or the expiration date, even if the options were not exercisable prior to death. If an optionee dies after his employment when an option is exercisable, the optionee's legal representative may exercise options within the shorter of one year from death or the expiration date, if the options were exercisable immediately prior to death. Options are automatically terminated if an optionee's employment ends for any other reason. These rules and time periods may be modified by the committee.

Only an optionee can exercise an incentive stock option during his life. If the committee so determines, a nonstatutory stock option may be transferred and exercised by someone other than the optionee. An incentive stock option can only be transferred by will or state laws of distribution.

CASH PAYMENT RIGHTS

Cash payment rights may be granted with nonstatutory stock options. The holder will receive cash for these rights equal to a percentage, set by the committee, of the fair market value of the stock less the exercise price multiplied by the number of shares covered by the option. The percentage may not be over 100%.

RESTRICTED SHARES

The committee may award restricted shares that are subject to transfer and other restrictions and other conditions imposed by them. Share certificates are issued in the name of the awardee and held by us in escrow. When the restrictions and conditions lapse, we will give the shares to the awardee along with any unpaid dividends. From the date of the award, the awardee is a stockholder of all shares represented by the certificates and has all stockholder rights, subject to the restrictions imposed by the committee.

PERFORMANCE UNITS

The committee may award performance units based on the level of performance of Wabtec over a period of time determined by the committee. Performance units may be paid in cash or shares of common stock. Cash awards may be fixed dollars, percentage of salary or percentage of a pool based on earnings of Wabtec.

ADDITIONAL RIGHTS

The plan provides for additional rights for certain events including:

     - our actual knowledge that a person has acquired shares having 30% or more of voting power,

     - a tender offer is made for our shares having 30% or more of voting power,

     - someone other than us solicits proxies to elect or remove 50% or more of any class of the Board, or

     - you approve a merger or similar transaction in which you do not own a majority of voting power after the transaction.

If one of these events occurs

     - all outstanding stock options become fully exercisable,

     - all options of optionees who are terminated within a year of the event are exercisable for three years from termination unless they expire earlier,

     - all restrictions on restricted shares lapse, and

     - all performance units are paid to the awardee.

Wabtec will pay cash (on a grossed-up basis) for the amount of excise tax due from an optionee or awardee who is deemed to have received an excess payment on a change of control. These provisions may be considered as having an anti-takeover effect.

MISCELLANEOUS

Grants and awards under the plan will be confirmed by an agreement between Wabtec and the employee. The Board may amend or terminate the plan at any time except that your approval is needed to modify the formula governing the number of shares for which grants or awards may be made, to increase the maximum total number of shares as to which incentive stock options may be granted, to change the option price permitted under the amended plan, to increase the maximum number of shares that may be granted or awarded to any one employee, to change the class of eligible employees and to qualify for the exemption from Section 16(b) of the Exchange Act. Consent of a holder is necessary to adversely affect his or her rights. The committee may make adjustments to shares available under the plan and outstanding options to prevent dilution in certain circumstances.

FEDERAL INCOME TAX CONSEQUENCES

Nonstatutory Stock Options. Generally, an optionee has no taxable income when a nonstatutory stock option is granted. At the time of exercise, an optionee has compensation income for the excess of the fair market value of the shares received on the exercise date over the exercise price. If the exercise price is paid for in whole or in part with shares, an optionee will have no income gain or loss for the value of shares received equal to the value of shares used to pay the exercise. However, the optionee will have taxable compensation income for the excess of the fair market value of shares received over those delivered to pay the exercise price, minus any cash paid as part of the exercise price. If an optionee later sells the shares, the optionee has capital gain or loss for the difference between the amount received and the tax basis of the shares. The tax basis generally includes the compensation income from the exercise of the option Wabtec can generally take a deduction for the amount taxed as compensation to the optionee.

Incentive Stock Options. An optionee has no taxable income when an incentive stock option is granted. Generally, an optionee has no taxable income at the time of exercise regardless of whether cash or shares are used to pay the exercise price but will have an increase in taxable income for alternative minimum tax purposes.

An optionee can generally treat gain or loss recognized when shares are disposed as a long-term capital gain or loss, unless the disposition is a disqualifying disposition. Long-term capital gains are generally taxed at lower rates than compensation income and capital losses have special rules regarding deductibility. A disqualifying disposition generally occurs when the shares are disposed within two years from the date of grant of the incentive stock option or within one year after the exercise. For disqualifying dispositions, an optionee generally has compensation income in the year of the disposition equal to the difference between the fair market value of the shares received on the exercise date and the exercise price. This amount may be limited in certain circumstances. Any additional gain is taxed as short-term or long-term capital gain, depending on how long the shares were held. Special rules apply if the exercise price is paid in shares of common stock.

Wabtec gets no tax deduction for the shares received by an optionee when an optionee exercises an incentive stock option. If an optionee has taxable compensation because of a disqualifying disposition, Wabtec can generally take a tax deduction for the amount taxed to the optionee.

Cash Payment Rights. An optionee has no taxable income when cash payment rights are received. An optionee has compensation income in the year when eligible to receive the cash payment with exercise of the related option. Wabtec can generally take a deduction for the amount taxed as compensation.

Restricted Shares. If restricted shares are nontransferable and subject to risk of forfeiture, the awardee is not taxed on compensation income in the year of the award unless the awardee elects to be taxed in that year as allowed by the Internal Revenue Code. If the election is not made, the awardee has compensation income for the fair market value of the shares on the date the restrictions expire less any cash paid by the awardee for the shares. Wabtec can generally take a tax deduction for the amount taxed as compensation to the awardee. If the awardee later sells the shares, the difference between the amount realized on the sale and the amount previously taxed as compensation (plus any cash paid for the shares) is taxed as a capital gain or loss.

Performance Units. An awardee has no taxable income when a performance unit is received. The awardee has compensation income in the year the awardee is entitled to receive cash or shares equal to the cash or the fair market value of the shares. Wabtec can generally take a deduction for the amount treated as compensation to the awardee. If the awardee later sells any shares received, the difference between the amount realized and the amount previously taxed as compensation is taxed as a capital gain or loss.

Other. Certain events described above under Additional Rights may result in a Federal excise tax to the optionee or awardee and the loss of a compensation deduction to Wabtec in certain circumstances.

Under Section 162(m) of the Internal Revenue Code in certain circumstances Wabtec may not be able to deduct the compensation that exceeds $1,000,000 in any taxable year if paid to a covered employee. A covered employee is the chief executive officer at the end of the tax year and the four highest paid officers for the tax year.

NEW PLAN BENEFITS

The following table summarizes the benefits under the 2000 plan. The amounts represent options granted in January 2000. The amounts may increase if additional grants are made during the year. Grants to be made under the 2000 plan in the future are not determinable.

NAME                                                         NUMBER OF OPTIONS
------------------------------------------------------------------------------
William E. Kassling                                                     0
  Chief Executive Officer
Gregory T. H. Davies                                               75,000
  President and Chief Operating Officer
Joseph S. Crawford, Jr.                                            15,000
  Executive Vice President
Robert J. Brooks                                                   15,000
  Chief Financial Officer
John M. Meister                                                    10,000
  Executive Vice President
Executive Officer Group                                           180,000
Non-Employee Director Group (1)                                         0
All Employees                                                     460,000
------------------------------------------------------------------------------

          (1) Non-employee directors are not eligible to participate in the 2000 plan.

VOTE REQUIRED

The plan will be approved and adopted if a majority of the shares present in person or by proxy vote for the proposal. Because the total shares voted "for," "against" or "abstain" are counted to determine the minimum favorable votes required for approval, if you abstain from voting, it has the same legal effect as if you vote against. If a broker limits the number of shares voted on the proposal on its proxy card or indicates that the shares represented by its proxy card are not being voted on the proposal it is considered a broker non-vote. Broker non-votes are not counted as a vote or used to determine the favorable votes required to approve the proposal.

THE BOARD RECOMMENDS YOU VOTE FOR THIS PROPOSAL. THE HOLDERS WILL VOTE PROXIES IN FAVOR OF THE ADOPTION OF THE 2000 PLAN UNLESS YOU OTHERWISE SPECIFY ON YOUR PROXY.

PROPOSAL 3 -- RATIFY INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

On April 3, 2000, our Board of Directors approved the Audit Committee's recommendation that Arthur Andersen LLP be appointed to audit our financial statements for 2000. Arthur Andersen served as our auditors for the year ended December 31, 1999. Although you are not required to ratify this appointment, we are asking that you do. If you do not, we will reconsider our choice. A representative of Arthur Andersen will be at the meeting to answer appropriate questions and make a statement if they desire.

This proposal is adopted if a majority of the shares present in person or by proxy vote for the proposal. Since the total shares voted "for," "against," or "abstain" are counted to determine the minimum votes required for approval, if you abstain from voting, it has the same legal effect as if you vote against. If a broker limits the number of shares voted on the proposal on its proxy card or indicates that the shares represented by the proxy card are not being voted on the proposal, it is considered a broker non-vote. Broker non-votes are not counted as a vote or used to determine the favorable votes required to approve the proposal.

THE BOARD RECOMMENDS YOU VOTE FOR THIS PROPOSAL.

OTHER INFORMATION
--------------------------------------------------------------------------------

OTHER BUSINESS

We do not expect any business to come before the meeting other than the items described above. If other business is properly raised, your proxy authorizes its holder to vote according to their best judgment.

EXPENSES OF SOLICITATION

The cost for proxy solicitation is paid by Wabtec. In addition to mailing, officers and employees may solicit proxies in person, by telephone or telegraph. Wabtec will pay about $15,000 to ChaseMellon Shareholder Services, L.L.C., for sending the proxy material and the 1999 Annual Report to stockholders. We will also reimburse other nominees, custodians or fiduciaries who forward these materials to stockholders for their expenses in doing so.

STOCKHOLDER PROPOSALS FOR NEXT YEAR

To be eligible for inclusion in next year's proxy for the 2001 annual meeting, the deadline for stockholder proposals is December 11, 2000. Additionally, our advance notice provision in our by-laws requires that for business to be properly brought before the annual meeting, notice must be submitted to us between December 11, 2000 and February 9, 2001.

By order of the Board of Directors,

Robert J. Brooks
Executive Vice President and
Chief Financial Officer, Secretary

                                                                         ANNEX A

                WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
                           2000 STOCK INCENTIVE PLAN
                      (AS AMENDED THROUGH MARCH 22, 2000)

     The purposes of the 2000 Stock Incentive Plan as amended (the "Plan"), are to encourage eligible employees of Westinghouse Air Brake Technologies Corporation (the "Corporation") and its Subsidiaries to increase their efforts to make the Corporation and each Subsidiary more successful, to provide an additional inducement for such employees to remain with the Corporation or a Subsidiary, to reward such employees by providing an opportunity to acquire shares of the Common Stock, par value $0.01 per share, of the Corporation (the "Common Stock") on favorable terms and to provide a means through which the Corporation may attract able persons to enter the employ of the Corporation or one of its Subsidiaries. For the purposes of the Plan, the term "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Corporation, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing at least fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

                                   SECTION 1
                                 ADMINISTRATION

     The Plan shall be administered by a Committee (the "Committee") appointed by the Board of Directors of the Corporation (the "Board") and consisting of not less than two members of the Board, each of whom at the time of appointment to the Committee and at all times during service as a member of the Committee shall be (i) "Non-Employee Directors" as then defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), or any successor Rule and (ii) if so determined by the Board, an "outside director" under Section 162(m)(4)(C) of the Internal Revenue Code of 1986 (the "Code"), or any successor provision.

     The Committee shall interpret the Plan and prescribe such rules, regulations and procedures in connection with the operation of the Plan as it shall deem to be necessary and advisable for the administration of the Plan consistent with the purposes of the Plan. All questions of interpretation and application of the Plan, or as to grants or awards under the Plan, shall be subject to the determination of the Committee which shall be final and binding.

     The Committee shall keep records of action taken. A majority of the Committee shall constitute a quorum at any meeting, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all the members of the Committee, shall be the acts of the Committee.

                                   SECTION 2
                                  ELIGIBILITY

     Those key employees of the Corporation or any Subsidiary (including, but not limited to, covered employees as defined in Section 162(m)(3) of the Code, or any successor provision) who share responsibility for the management, growth or protection of the business of the Corporation or any Subsidiary shall be eligible to be granted stock options (with or without cash payment rights) and to receive awards of restricted shares and performance units as described herein.

     Subject to the provisions of the Plan, the Committee shall have full and final authority, in its discretion, to grant stock options (with or without cash payment rights) and to award restricted shares and performance units as described herein and to determine the employees to whom any such grant or award shall be made and the number of shares to be covered thereby. In determining the eligibility of any employee, as well as in determining the number of shares or units covered by each grant or award and whether cash payment rights shall be granted in conjunction with a stock option, the Committee shall consider the position and the responsibilities of the employee being considered, the nature and value to the Corporation or a Subsidiary of his or her services, his or her present and/or potential contribution to the success of the Corporation or a Subsidiary and such other factors as the Committee may deem relevant.

                                   SECTION 3
                        SHARES AVAILABLE UNDER THE PLAN

     For fiscal year 2000 and annually for each of the four fiscal years thereafter, the maximum aggregate number of shares of the Common Stock for which grants or awards may be made under the Plan is 1,100,000 shares, increased by 1.5% of the issued and outstanding shares of the Common Stock (not including treasury shares and shares held by the Westinghouse Air Brake Company Employee Stock Ownership Plan (the "ESOP") or a related trust, but including outstanding restricted shares) as of December 31 of the preceding fiscal year. In any such annual period, the maximum aggregate number of shares of the Common Stock for which grants or awards may be made under the Plan may also be increased, in the discretion of the Committee, by an additional 1% of the issued and outstanding shares of the Common Stock (not including treasury shares and shares held by the ESOP or a related trust, but including outstanding restricted shares) as of December 31 of the preceding fiscal year. In the event of the exercise of such discretion by the Committee, the number of shares related to such 1% increase shall be deducted from any increase in the maximum aggregate number of shares of Common Stock to be made in the next annual period. Notwithstanding the foregoing, the maximum aggregate number of shares of the Common Stock for which grants or awards may be made under the Plan on any given date shall not exceed 15% of the then aggregate issued and outstanding shares of the Common Stock (not including treasury shares and shares held by the ESOP or a related trust, but including outstanding restricted shares), less the aggregate number of (i) all outstanding stock options granted at any time under the Corporation's plans since their initial date of adoption which remain unexercised and outstanding (and which have not expired) as of such date (ii) all restricted shares granted at any time under the Corporation's plans which have not yet vested or been forfeited to the Corporation pursuant to their terms as of such date and (iii) all performance units granted at any time under the Corporation's plans that are payable in performance shares, for which performance targets have not yet been satisfied as of such date, or which have not yet been forfeited, subject to adjustment and substitution as set forth in Section 7. If any option is canceled by mutual consent or terminates or expires for any reason without having been exercised in full, the number of shares subject thereto shall again be available for purposes of the Plan. If restricted shares are forfeited to the Corporation pursuant to the restrictions applicable to any award, the restricted shares so forfeited shall again be available for purposes of the Plan. To the extent that any award of performance units is not earned or is paid in cash rather than performance shares, the number of shares covered thereby shall again be available for purposes of the Plan.

     Notwithstanding the immediately preceding paragraph, the maximum aggregate number of shares of the Common Stock which may be issued in connection with grants of incentive stock options made under the Plan is 1,752,500 shares, subject to adjustment and substitution as set forth in Section 7. If any such incentive stock option granted under the Plan and counted against such sub-limit is cancelled by mutual consent or terminates or expires for any reason without having been exercised, the number of shares subject thereto shall again be available for purposes of granting incentive stock options under the Plan.

     The shares which may be issued or delivered under the Plan may be either authorized but unissued shares or treasury shares or partly each, as shall be determined from time to time by the Board.

                                   SECTION 4
                             GRANT OF STOCK OPTIONS
                      AND CASH PAYMENT RIGHTS AND AWARD OF
                    RESTRICTED SHARES AND PERFORMANCE UNITS

     The Committee shall have authority, in its discretion, (i) to grant "incentive stock options" pursuant to Section 422 of the Code, to grant "nonstatutory stock options" (i.e., stock options which do not qualify under Sections 422 or 423 of the Code) or to grant both types of stock options (but not in tandem), (ii) to award restricted shares and (iii) to award performance units, all as provided herein. The Committee also shall have the authority, in its discretion, to grant cash payment rights in conjunction with nonstatutory stock options with the effect provided in Section 5(D). Cash payment rights may not be granted in conjunction with incentive stock options. Cash payment rights granted in conjunction with a nonstatutory stock option may be granted either at the time the stock option is granted or at any time thereafter during the term of the stock option.

     During the duration of the Plan, the maximum number of shares as to which stock options may be granted and as to which shares may be awarded under the Plan to any one employee in any one calendar year is 300,000 shares plus the cumulative difference between that maximum number and the number actually granted to such employee for all prior completed calendar years since the effective date of the Plan, subject to adjustment and substitution as set forth in Section 7, and subject to the overall limit of the number of shares available under the Plan. For the purposes of this limitation, any adjustment or substitution made pursuant to Section 7 with respect to the maximum number of shares set forth in the preceding sentence shall also be made with respect to any shares subject to stock options or share awards previously granted under the Plan to such employee in the same calendar year. The limitation in this paragraph shall be interpreted and applied in a manner consistent with Section 162(m) of the Code.

     Notwithstanding any other provision contained in the Plan or in any agreement referred to in Section 5(H), but subject to the possible exercise of the Committee's discretion contemplated in the last sentence of this paragraph, the aggregate fair market value, determined as provided in Section 5(I) on the date of grant, of the shares with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year under all plans of the corporation employing such employee, any parent or subsidiary corporation of such corporation and any predecessor corporation of any such corporation shall not exceed $100,000. If the date on which one or more of such incentive stock options could first be exercised would be accelerated pursuant to any provision of the Plan or any stock option agreement, and the acceleration of such exercise date would result in a violation of the limitation set forth in the preceding sentence, then, notwithstanding any such provision, but subject to the provisions of the next succeeding sentence, the exercise dates of such incentive stock options shall be accelerated only to the date or dates, if any, that do not result in a violation of such limitation and, in such event, the exercise dates of the incentive stock options with the lowest option prices shall be accelerated to the earliest such dates. The Committee may, in its discretion, authorize the acceleration of the exercise date of one or more incentive stock options even if such acceleration would violate the $100,000 limitation set forth in the first sentence of this paragraph and even if such incentive stock options are thereby converted in whole or in part to nonstatutory stock options.

                                   SECTION 5
                            TERMS AND CONDITIONS OF
                     STOCK OPTIONS AND CASH PAYMENT RIGHTS

     Stock options and cash payment rights granted under the Plan shall be subject to the following terms and conditions:

     (A) The purchase price at which each stock option may be exercised (the "option price") shall be such price as the Committee, in its discretion, shall determine, but shall not be less than one hundred percent (100%) of the fair market value per share of the Common Stock covered by the stock option on the date of grant, except that in the case of an incentive stock option granted to an employee who, immediately prior to such grant, owns stock possessing more than (10%) of the total combined voting power of all classes of stock of the Corporation or any Subsidiary (a "Ten Percent Employee"), the option price shall be one hundred ten percent (110%) of such fair market value on the date of grant; provided, however, that with respect to employees who become employees of the Corporation or any Subsidiary as a result of the acquisition by the Corporation or any Subsidiary of the stock or assets of another entity or business (an "Acquisition"), and who are not deemed to be reporting persons of the Corporation or any Subsidiary for purposes of Section 16(b) of the 1934 Act, the option price with respect to nonstatutory stock options granted to such persons within 12 months of such Acquisition shall be such price as the Committee, in its discretion, shall determine, which may be less than the fair market value per share of the Common Stock on the date of grant. For purposes of this Section 5(A), the fair market value of the Common Stock shall be determined as provided in Section 5(I). For purposes of this Section 5(A), an individual
(i) shall be considered as owning not only shares of stock owned individually but also all shares of stock that are at the time owned, directly or indirectly, by or for the spouse, ancestors, lineal descendants and brothers and sisters (whether by the whole or half blood) of such individual and (ii) shall be considered as owning proportionately any shares owned, directly or indirectly, by or for any corporation, partnership, estate or trust in which such individual is a stockholder, partner or beneficiary.

     (B) The option price for each stock option shall be payable in cash in United States dollars (including check, bank draft or money order); provided, however, that in lieu of cash the person exercising the stock option may (if authorized by the Committee at the time of grant in the case of an incentive stock option, or at any time in the case of a nonstatutory stock option) pay the option price in whole or in part by delivering to the Corporation shares of the Common Stock having a fair market value on the date of exercise of the stock option, determined as provided in Section 5(I), equal to the option price for the shares being purchased, except that (i) any portion of the option price representing a fraction of a share shall in any event be paid in cash and (ii) no shares of the Common Stock which have been held for less than six months may be delivered in payment of the option price of a stock option. Delivery of shares, if authorized, may also be accomplished through the effective transfer to the Corporation of shares held by a broker or other agent. The Corporation will also cooperate with any person exercising a stock option who participates in a cashless exercise program of a broker or other agent under which all or part of the shares received upon exercise of the stock option are sold through the broker or other agent or under which the broker or other agent makes a loan to such person. Notwithstanding the foregoing, unless the Committee, in its discretion, shall otherwise determine at the time of grant in the case of an incentive stock option, or at any time in the case of a nonstatutory stock option, the exercise of the stock option shall not be deemed to occur and no shares of Common Stock will be issued or delivered by the Corporation upon exercise of the stock option until the Corporation has received payment of the option price in full. The date of exercise of a stock option shall be determined under procedures established by the Committee, and as of the date of exercise the person exercising the stock option shall be considered for all purposes to be the owner of the shares with respect to which the stock option has been exercised. Payment of the option price with shares shall not increase the number of shares of the Common Stock which may be issued or delivered under the Plan as provided in Section 3.

     (C) Unless the Committee, in its discretion, shall otherwise determine, stock options shall be exercisable by a grantee during employment commencing on the date of grant. No stock option shall be exercisable after the expiration of ten years (five years in the case of an incentive stock option granted to a Ten Percent Employee) from the date of grant. Unless the Committee, in its discretion, shall otherwise determine, a stock option to the extent exercisable at any time may be exercised in whole or in part.

     (D) Cash payment rights granted in conjunction with a nonstatutory stock option shall entitle the person who is entitled to exercise the stock option, upon exercise of the stock option or any portion thereof, to receive cash from the Corporation (in addition to the shares to be received upon exercise of the stock option) equal to such percentage as the Committee, in its discretion, shall determine not greater than one hundred percent (100%) of the excess of the fair market value of a share of the Common Stock on the date of exercise of the stock option over the option price per share of the stock option times the number of shares covered by the stock option, or portion thereof, which is exercised. Payment of the cash provided for in this Section 5(D) shall be made by the Corporation as soon as practicable after the time the amount payable is determined. For purposes of this Section 5(D), the fair market value of the Common Stock shall be determined as provided in Section 5(I).

     (E) No incentive stock option and, except to the extent otherwise determined by the Committee and reflected in the stock option agreement or an amendment thereto, no nonstatutory stock option shall be transferable by the grantee otherwise than by will, or if the grantee dies intestate, by the laws of descent and distribution of the state of domicile of the grantee at the time of death. All incentive stock options and, except to the extent otherwise determined by the Committee and reflected in the stock option agreement or an amendment thereto, all nonstatutory stock options shall be exercisable during the lifetime of the grantee only by the grantee.

     (F) Subject to the provisions of Section 4 in the case of incentive stock options, unless the Committee, in its discretion, shall otherwise determine:

          (i) If the employment of a grantee who is not disabled within the meaning of Section 422(c)(6) of the Code (a "Disabled Grantee") is voluntarily terminated with the consent of the Corporation or a Subsidiary or a grantee retires under any retirement plan of the Corporation or a Subsidiary, any then outstanding incentive stock option held by such grantee shall be exercisable by the grantee (but only to the extent exercisable by the grantee immediately prior to the termination of employment) at any time prior to the expiration date of such incentive stock option or within three months after the date of termination of employment, whichever is the shorter period;

          (ii) If the employment of a grantee who is not a Disabled Grantee is voluntarily terminated with the consent of the Corporation or a Subsidiary or a grantee retires under any retirement plan of the Corporation or a Subsidiary any then outstanding nonstatutory stock option held by such grantee shall be exercisable by the grantee (but only to the extent exercisable by the grantee immediately prior to termination of employment) at any time prior to the expiration date of such nonstatutory stock option or within one year after the date of termination of employment, whichever is the shorter period;

          (iii) If the employment of a grantee who is a Disabled Grantee is voluntarily terminated with the consent of the Corporation or a Subsidiary, any then outstanding stock option held by such grantee shall be exercisable by the grantee in full (whether or not so exercisable by the grantee immediately prior to the termination of employment) by the grantee at any time prior to the expiration date of such stock option or within one year after the date of termination of employment, whichever is the shorter period;

          (iv) Following the death of a grantee during employment, any outstanding stock option held by the grantee at the time of death shall be exercisable in full (whether or not so exercisable by the grantee immediately prior to the death of the grantee) by the person entitled to do so under the Will of the grantee, or, if the grantee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the grantee at any time prior to the expiration date of such stock option or within one year after the date of death of the grantee, whichever is the shorter period;

          (v) Following the death of a grantee after termination of employment during a period when a stock option is exercisable, the stock option shall be exercisable by such person entitled to do so under the Will of the grantee or by such legal representative (but only to the extent the stock option was exercisable by the grantee immediately prior to the death of the grantee) at any time prior to the expiration date of such stock option or within one year after the date of death, whichever is the shorter period;

          (vi) Unless the exercise period of a stock option following termination of employment has been extended as provided in Section 8(C), if the employment of a grantee terminates for any reason other than voluntary termination with the consent of the Corporation or a Subsidiary, retirement under any retirement plan of the Corporation or a Subsidiary or death, all outstanding stock options held by the grantee at the time of such termination of employment shall automatically terminate.

Whether termination of employment is a voluntary termination with the consent of the Corporation or a Subsidiary shall be determined, in its discretion, by the Committee and any such determination by the Committee shall be final and binding.

     (G) If a grantee of a stock option (i) engages in the operation or management of a business (whether as owner, partner, officer, director, employee or otherwise and whether during or after termination of employment) which is in competition with the Corporation or any of its Subsidiaries (provided, however, that this clause shall not apply if Section 8(C) applies following termination of employment), (ii) induces or attempts to induce any customer, supplier, licensee or other individual, corporation or other business organization having a business relationship with the Corporation or any of its Subsidiaries to cease doing business with the Corporation or any of its Subsidiaries or in any way interferes with the relationship between any such customer, supplier, licensee or other person and the Corporation or any of its Subsidiaries or (iii) solicits any employee of the Corporation or any of its Subsidiaries to leave the employment thereof or in any way interferes with the relationship of such employee with the Corporation or any of its Subsidiaries, the Committee, in its discretion, may immediately terminate all outstanding stock options held by the grantee. Whether a grantee has engaged in any of the activities referred to in the preceding sentence which would cause the outstanding stock options to be terminated shall be determined, in its discretion, by the Committee, and any such determination by the Committee shall be final and binding.

     (H) All stock options and cash payment rights shall be confirmed by an agreement which shall be executed on behalf of the Corporation by the Chief Executive Officer (if other than the President), the President or any Vice President and by the grantee. The agreement confirming a stock option shall specify whether the stock option is an incentive stock option or a nonstatutory stock option. The provisions of such agreements need not be identical.

     (I) Fair market value of the Common Stock shall be the mean between the following prices, as applicable, for the date as of which fair market value is to be determined as quoted in The Wall Street Journal (or in such other reliable publication as the Committee, in its discretion, may determine to rely upon):
(i) if the Common Stock is listed on the New York Stock Exchange, the highest and lowest sales prices per share of the Common Stock as quoted in the NYSE-Composite Transactions listing for such date, (ii) if the Common Stock is not listed on such exchange the highest and lowest sales prices per share of Common Stock for such date on (or on any composite index including) the principal United States securities exchange registered under the 1934 Act on which the Common Stock is listed or (iii) if the Common Stock is not listed on any such exchange, the highest and lowest sales prices per share of the Common Stock for such date on the National Association of Securities Dealers Automated Quotations System or any successor system then in use ("NASDAQ"). If there are no such sale price quotations for the date as of which fair market value is to be determined but there are such sale price quotations within a reasonable period both before and after such date, then fair market value shall be determined by taking a weighted average of the means between the highest and lowest sales prices per share of the Common Stock as so quoted on the nearest date before and the nearest date after the date as of which fair market value is to be determined. The average should be weighted inversely by the respective numbers of trading days between the selling dates and the date as of which fair market value is to be determined. If there are no such sale price quotations on or within a reasonable period both before and after the date as of which fair market value is to be determined, then fair market value of the Common Stock shall be the mean between the bona fide bid and asked prices per share of Common Stock as so quoted for such date on NASDAQ, or if none, the weighted average of the means between such bona fide bid and asked prices on the nearest trading date before and the nearest trading date after the date as of which fair market value is to be determined, if both such dates are within a reasonable period. The average is to be determined in the manner described above in this Section 5(I). If the fair market value of the Common Stock cannot be determined on any basis previously set forth in this Section 5(I) for the date as of which fair market value is to be determined, the Committee shall in good faith determine the fair market value of the Common Stock on such date. Fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

     (J) The obligation of the Corporation to issue or deliver shares of the Common Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Corporation, (ii) the condition that the shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange, if any, on which the Common Stock may then be listed and (iii) all other applicable laws, regulations, rules and orders which may then be in effect.

     Subject to the foregoing provisions of this Section 5 and the other provisions of the Plan, stock options and cash payment rights granted under the Plan shall be subject to such restrictions and other terms and conditions, if any, as shall be determined, in its discretion, by the Committee and set forth in the agreement referred to in Section 5(H), or an amendment thereto.

                                   SECTION 6
                    RESTRICTED SHARES AND PERFORMANCE UNITS

(A) RESTRICTED SHARES

     Awards of restricted shares shall be confirmed by a written agreement in the form prescribed by the Committee in its discretion, which shall set forth the number of shares of the Common Stock awarded, restrictions imposed thereon (including, without limitation, restrictions on the right of the grantee to sell, assign, transfer or encumber such shares (except as provided below) while such shares are subject to other restrictions imposed under this Section 6(A)), the duration of such restrictions, events (which may, in the discretion of the

Committee, include termination of employment and/or performance-based events) the occurrence of which would cause a forfeiture of the restricted shares and such other terms and conditions as shall be determined, in its discretion, by the Committee. The agreement shall be executed on behalf of the Corporation by the Chief Executive Officer (if other than the President), the President or any Vice President and by the grantee. The provisions of such agreements need not be identical. Awards of restricted shares shall be effective on the date determined, in its discretion, by the Committee.

     Following the award of restricted shares and prior to the lapse or termination of the applicable restrictions, share certificates for the restricted shares shall be issued or delivered in the name of the grantee and deposited with the Corporation in escrow together with related stock powers signed by the grantee. Except as provided in Section 7, the Committee, in its discretion, may determine that dividends and other distributions on the shares held in escrow shall not be paid to the grantee until the lapse or termination of the applicable restrictions. Unless otherwise provided, in its discretion, by the Committee, any such dividends or other distributions shall not bear interest. Upon the lapse or termination of the applicable restrictions (and not before such time), the grantee shall receive the share certificates for the restricted shares (subject to the provisions of Section 10) and unpaid dividends, if any. From the date the award of restricted shares is effective, the grantee shall be a stockholder with respect to all the shares represented by the share certificates and shall have all the rights of a stockholder with respect to all the restricted shares, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares, subject only to the preceding provisions of this paragraph and the other restrictions imposed by the Committee. If a grantee of restricted shares (i) engages in the operation or management of a business (whether as owner, partner, officer, director, employee or otherwise and whether during or after termination of employment) which is in competition with the Corporation or any of its Subsidiaries (provided, however, that this clause shall not apply if Section 8(D) applies), (ii) induces or attempts to induce any customer, supplier, licensee or other individual, corporation or other business organization having a business relationship with the Corporation or any of its Subsidiaries to cease doing business with the Corporation or any of its Subsidiaries or in any way interferes with the relationship between any such customer, supplier, licensee or other person and the Corporation or any of its Subsidiaries or (iii) solicits any employee of the Corporation or any of its Subsidiaries to leave the employment thereof or in any way interferes with the relationship of such employee with the Corporation or any of its Subsidiaries, the Committee may immediately declare forfeited all restricted shares held by the grantee as to which the restrictions have not yet lapsed. Whether a grantee has engaged in any of the activities referred to in the preceding sentence which would cause the restricted shares to be forfeited shall be determined, in its discretion, by the Committee, and any such determination by the Committee shall be final and binding.

     Neither this Section 6(A) nor any other provision of the Plan shall preclude a grantee from transferring or assigning restricted shares to (i) the trustee of a trust that is revocable by such grantee alone, both at the time of the transfer or assignment and at all times thereafter prior to such grantee's death or (ii) the trustee of any other trust to the extent approved in advance by the Committee in writing. A transfer or assignment of restricted shares from such trustee to any person other than such grantee shall be permitted only to the extent approved in advance by the Committee in writing, and restricted shares held by such trustee shall be subject to all of the conditions and restrictions set forth in the Plan and in the applicable agreement as if such trustee were a party to such agreement.

(B) PERFORMANCE UNITS

     The Committee may award performance units which shall be earned by an awardee based on the level of performance over a specified period of time by the Corporation, a Subsidiary or Subsidiaries, any branch, department or other portion thereof or the awardee individually, as determined by the Committee. For the purposes of the grant of performance units, the following definitions shall apply:

          (i) "Performance unit" shall mean an award, expressed in dollars or shares of Common Stock, granted to an awardee with respect to a Performance Period. Awards expressed in dollars may be established as fixed dollar amounts, as a percentage of salary, as a percentage of a pool based on earnings of the Corporation, a Subsidiary or Subsidiaries or any branch, department or other portion thereof or in any other manner determined by the Committee in its discretion, provided that the amount thereof shall be capable of being determined as a fixed dollar amount as of the close of the Performance Period.

          (ii) "Performance Period" shall mean an accounting period of the Corporation or a Subsidiary of not less than one year, as determined by the Committee in its discretion.

          (iii) "Performance Target" shall mean that level of performance established by the Committee which must be met in order for the performance unit to be fully earned. The Performance Target may be expressed in terms of earnings per share, return on assets, asset growth, ratio of capital to assets or such other level or levels of accomplishment by the Corporation, a Subsidiary or Subsidiaries, any division, branch, department or other portion thereof or the awardee individually as may be established or revised from time to time by the Committee.

          (iv) "Minimum Target" shall mean a minimal level of performance established by the Committee which must be met before any part of the performance unit is earned. The Minimum Target may be the same as or less than the Performance Target in the discretion of the Committee.

          (v) "Performance shares" shall mean shares of Common Stock issued or delivered in payment of earned performance units.

     An awardee shall earn the performance unit in full by meeting the Performance Target for the Performance Period. If the Minimum Target has not been attained at the end of the Performance Period, no part of the performance unit shall have been earned by the awardee. If the Minimum Target is attained but the Performance Target is not attained, the portion of the performance unit earned by the awardee shall be determined on the basis of a formula established by the Committee.

     At any time prior to the end of a Performance Period, the Committee may adjust downward (but not upward) the Performance Target and/or Minimum Target as a result of major events unforeseen at the time of the award, such as changes in the economy, in the industry or laws affecting the operations of the Corporation or a Subsidiary, or any division, branch, department or other portion thereof, or any other event the Committee determines would have a significant impact upon the probability of attaining the previously established Performance Target.

     Payment of earned performance units shall be made to awardees following the close of the Performance Period as soon as practicable after the time the amount payable is determined by the Committee. Payment in respect of earned performance units, whether expressed in dollars or shares, may be made in cash, in shares of Common Stock, or partly in cash and partly in shares of Common Stock, as determined by the Committee at the time of payment. For this purpose, performance units expressed in dollars shall be converted to shares, and performance units expressed in shares shall be converted to dollars, based on the fair market value of the Common Stock, determined as provided in Section 5(I), as of the date the amount payable is determined by the Committee. The Committee, in its discretion, may determine that awardees shall also be entitled to any dividends or other distributions that would have been paid on earned performance shares had the shares been outstanding during the period from the award to the payment of the performance shares. Unless otherwise provided, in its discretion, by the Committee, any such dividends or other distributions shall not bear interest.

     Unless otherwise provided in the agreement confirming the award of the performance units, if prior to the close of a Performance Period, the employment of an awardee of performance units is voluntarily terminated with the consent of the Corporation or a Subsidiary, the grantee retires under any retirement plan of the Corporation or a Subsidiary or the grantee dies during employment, the Committee in its discretion may determine to pay to the grantee all or part of the performance unit based upon the extent to which the Committee determines the Performance Target or Minimum Target has been achieved as of the date of termination of employment, retirement or death, the period of time remaining until the end of the Performance Period and/or such other factors as the Committee may deem relevant. If the Committee, in its discretion, determines that all or any part of the performance unit shall be paid, payment shall be made to the awardee or the estate of the awardee as promptly as practicable following such determination and may be made in cash, in shares of Common Stock, or partly in cash and partly in shares of Common Stock, as determined by the Committee at the time of payment. For this purpose, performance units expressed in dollars shall be converted to shares, and performance units expressed in shares shall be converted to dollars, based on the fair market value of the Common Stock, determined as provided in Section 5(I), as of the date the amount payable is determined by the Committee.

     Except as otherwise provided in Section 8(E), if the employment of a grantee of an award of performance units terminates prior to the close of the Performance Period for any reason other than voluntary termination with the consent of the Corporation or a Subsidiary, retirement under any retirement plan of the Corporation or a Subsidiary or death, the unearned performance units shall be deemed not to have been earned and such unearned units shall not be paid.

     Whether termination of employment is a voluntary termination with the consent of the Corporation or a Subsidiary shall be determined, in its discretion, by the Committee and any such determination by the Committee shall be final and binding.

     If an awardee of performance units (i) engages in the operation or management of a business (whether as owner, partner, officer, director, employee or otherwise and whether during or after termination of employment) which is in competition with the Corporation or any of its Subsidiaries (provided, however, that this clause shall not apply if Section 8(E) applies), (ii) induces or attempts to induce any customer, supplier, licensee or other individual, corporation or other business organization having a business relationship with the Corporation or any of its Subsidiaries to cease doing business with the Corporation or any of its Subsidiaries or in any way interferes with the relationship between any such customer, supplier, licensee or other person and the Corporation or any of its Subsidiaries or (iii) solicits any employee of the Corporation or any of its Subsidiaries to leave the employment thereof or in any way interferes with the relationship of such employee with the Corporation or any of its Subsidiaries, the Committee may immediately cancel the award. Whether an awardee has engaged in any of the activities referred to the preceding sentence which would cause the award of performance units to be canceled shall be determined, in its discretion, by the Committee, and any such determination by the Committee shall be final and binding.

     Performance unit awards shall be evidenced by a written agreement in the form prescribed by the Committee which shall set forth the amount or manner of determining the amount of the performance unit, the Performance Period, the Performance Target and any Minimum Target and such other terms and conditions as the Committee in its discretion deems appropriate. Performance unit awards shall be effective only upon execution of the applicable performance unit agreement on behalf of the Corporation by the Chief Executive Officer (if other than the President), the President or any Vice President, and by the awardee.

                                   SECTION 7
                     ADJUSTMENT AND SUBSTITUTION OF SHARES

     If a dividend or other distribution shall be declared upon the Common Stock payable in shares of the Common Stock, (i) the number of shares of the Common Stock subject to any outstanding stock options or performance unit awards, (ii) the number of shares of the Common Stock which may be issued or delivered under the Plan but are not subject to outstanding stock options or performance unit awards and (iii) the maximum number of shares as to which stock options may be granted and as to which shares may be awarded under the Plan to any employee under Section 4 on the date fixed for determining the stockholders entitled to receive such stock dividend or distribution shall be adjusted by adding thereto the number of shares of the Common Stock which would have been distributable thereon if such shares had been outstanding on such date. Shares of Common Stock so distributed with respect to any restricted shares held in escrow shall also be held by the Corporation in escrow and shall be subject to the same restrictions as are applicable to the restricted shares on which they were distributed.

     If the outstanding shares of Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Corporation or another corporation, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of the Common Stock subject to any then outstanding stock option or performance unit award, for each share of the Common Stock which may be issued or delivered under the Plan but which is not then subject to any outstanding stock option or performance unit award and for the maximum number of shares as to which stock options may be granted and as to which shares may be awarded under the Plan to any employee under Section 4, the number and kind of shares of stock or other securities into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchangeable.

Unless otherwise determined by the Committee, in its discretion, any such stock or securities, as well as any cash or other property, into or for which any restricted shares held in escrow shall be changed or exchangeable in any such transaction shall also be held by the Corporation in escrow and shall be subject to the same restrictions as are applicable to the restricted shares in respect of which such stock, securities, cash or other property was issued or distributed.

     In case of any adjustment or substitution as provided for in the first two paragraphs of this Section 7, the aggregate option price for all shares subject to each then outstanding stock option prior to such adjustment or substitution shall be the aggregate option price for all shares of stock or other securities (including any fraction) to which such shares shall have been adjusted or which shall have been substituted for such shares.

     Any new option price per share shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

     If the outstanding shares of the Common Stock shall be changed in value by reason of any spin-off, split-off or split-up, or dividend in partial liquidation, dividend in property other than cash or extraordinary distribution to holders of the Common Stock, (i) the Committee shall make any adjustments to any then outstanding stock option which it determines are equitably required to prevent dilution or enlargement of the rights of grantees which would otherwise result from any such transaction, and (ii) unless otherwise determined by the Committee, in its discretion, any stock, securities, cash or other property distributed with respect to any restricted shares held in escrow or for which any restricted shares held in escrow shall be exchanged in any such transaction shall also be held by the Corporation in escrow and shall be subject to the same restrictions as are applicable to the restricted shares in respect of which such stock, securities, cash or other property was distributed or exchanged.

     No adjustment or substitution provided for in this Section 7 shall require the Corporation to issue or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution. Owners of restricted shares held in escrow shall be treated in the same manner as owners of Common Stock not held in escrow with respect to fractional shares created by an adjustment or substitution of shares, except that, unless otherwise determined by the Committee, in its discretion, any cash or other property paid in lieu of a fractional share shall be subject to restrictions similar to those applicable to the restricted shares exchanged therefor.

     If any adjustment or substitution provided for in this Section 7 requires the approval of stockholders in order to enable the Corporation to grant incentive stock options or to comply with Section 162(m) of the Code, then no such adjustment or substitution shall be made without the required stockholder approval. Notwithstanding the foregoing, in the case of incentive stock options, if the effect of any such adjustment or substitution would be to cause the stock option to fail to continue to qualify as an incentive stock option or to cause a modification, extension or renewal of such stock option within the meaning of
Section 424 of the Code, the Committee may elect that such adjustment or substitution not be made but rather shall use reasonable efforts to effect such other adjustment of each then outstanding stock option as the Committee, in its discretion, shall deem equitable and which will not result in any disqualification, modification, extension or renewal (within the meaning of Section 424 of the Code) of the incentive stock option.

     Except as provided in this Section 7, a grantee shall have no rights by reason of any issue or delivery by the Corporation of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

                                   SECTION 8
                      ADDITIONAL RIGHTS IN CERTAIN EVENTS

(A) DEFINITIONS

     For purposes of this Section 8, the following terms shall have the following meanings:

     (1) The term "Person" shall be used as that term is used in Sections 13(d) and 14(d) of the 1934 Act as in effect on the effective date of the Plan.

     (2) "Beneficial Ownership" shall be determined as provided in Rule 13d-3 under the 1934 Act as in effect on the effective date of the Plan.

     (3) A specified percentage of "Voting Power" of a company shall mean such number of the Voting Shares as shall enable the holders thereof to cast such percentage of all the votes which could be cast in an annual election of directors (without consideration of the rights of any class of stock other than the common stock of the company to elect directors by a separate class vote); and "Voting Shares" shall mean all securities of a company entitling the holders thereof to vote in an annual election of directors (without consideration of the rights of any class of stock other than the common stock of the company to elect directors by a separate class vote).

     (4) "Tender Offer" shall mean a tender offer or exchange offer to acquire securities of the Corporation (other than such an offer made by the Corporation or any Subsidiary), whether or not such offer is approved or opposed by the Board.

     (5) "Continuing Directors" shall mean a director of the Corporation who either (a) was a director of the Corporation on the effective date of the Plan or (b) is an individual whose election, or nomination for election, as a director of the Corporation was approved by a vote of at least two-thirds of the directors then still in office who were Continuing Directors (other than an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Corporation which would be subject to Rule 14a-11 under the 1934 Act, or any successor Rule).

     (6) "Designated Person" shall mean (a) the Westinghouse Air Brake Company Employee Stock Ownership Plan and the Westinghouse Air Brake Company Employee Stock Ownership Trust (collectively, the "ESOP") and (b)any Person serving on the Committee administering the ESOP, to the extent that such Person is deemed to have Beneficial Ownership of shares of Common Stock held by the ESOP.

     (7) "Section 8 Event" shall mean the date upon which any of the following events occurs:

          (a) The Corporation acquires actual knowledge that any Person, other than the Corporation, a Subsidiary, or any employee benefit plan(s) sponsored by the Corporation or a Subsidiary, or any Designated Person, has acquired the Beneficial Ownership, directly or indirectly, of securities of the Corporation entitling such Person to 30% or more of the Voting Power of the Corporation;

          (b) A Tender Offer is made to acquire securities of the Corporation entitling the holders thereof to 30% or more of the Voting Power of the Corporation; or

          (c) A solicitation subject to Rule 14a-11 under the 1934 Act (or any successor Rule) relating to the election or removal of 50% or more of the members of the Board or any class of the Board shall be made by any person other than the Corporation or less than 51% of the members of the Board (excluding vacant seats) shall be Continuing Directors; or

          (d) The stockholders of the Corporation shall approve a merger, consolidation, share exchange, division or sale or other disposition of assets of the Corporation as a result of which the stockholders of the Corporation immediately prior to such transaction shall not hold, directly or indirectly, immediately following such transaction a majority of the Voting Power of (i) in the case of a merger or consolidation, the surviving or resulting corporation, (ii) in the case of a share exchange, the acquiring corporation or (iii) in the case of a division or a sale or other disposition of assets, each surviving, resulting or acquiring corporation which, immediately following the transaction, holds more than 30% of the consolidated assets of the Corporation immediately prior to the transaction;

provided, however, that (i) if securities beneficially owned by a grantee are included in determining the Beneficial Ownership of a Person referred to in paragraph 7(a) above, (ii) a grantee is required to be named pursuant to Item 2 of the Schedule 14D-1 (or any similar successor filing requirement) required to be filed by the bidder making a Tender Offer referred to in paragraph 7(b) above or (iii) if a grantee is a "participant" as defined in Instruction 3 to Item 4 of Schedule 14A under the 1934 Act (or any successor Rule) in a solicitation (other than a solicitation by the Corporation) referred to in paragraph 7(c) above, then no Section 8 Event with respect to such grantee shall be deemed to have occurred by reason of such event.

(B) ACCELERATION OF THE EXERCISE DATE OF STOCK OPTIONS

     Subject to the provisions of Section 4 in the case of incentive stock options, unless the agreement referred to in Section 5(H), or an amendment thereto, shall otherwise provide, notwithstanding any other provision contained in the Plan, in case any "Section 8 Event" occurs all outstanding stock options (other than those held by a person referred to in the proviso to Section 8(A)(7)) shall become immediately and fully exercisable whether or not otherwise exercisable by their terms.

(C) EXTENSION OF THE EXPIRATION DATE OF STOCK OPTIONS

     Subject to the provisions of Section 4 in the case of incentive stock options, unless the agreement referred to in Section 5(H), or an amendment thereto, shall otherwise provide, notwithstanding any other provision contained in the Plan, all outstanding stock options held by a grantee (other than a grantee referred to in the proviso to Section 8(A)(7)) whose employment with the Corporation or a Subsidiary terminates within one year of any Section 8 Event for any reason other than voluntary termination with the consent of the Corporation or a Subsidiary, retirement under any retirement plan of the Corporation or a Subsidiary or death which are exercisable shall continue to be exercisable for a period of three years from the date of such termination of employment, but in no event after the expiration date of the stock option.

(D) LAPSE OF RESTRICTIONS ON RESTRICTED SHARE AWARDS

     Unless the agreement referred to in Section 6(A), or an amendment thereto, shall otherwise provide, notwithstanding any other provision contained in the Plan, if any "Section 8 Event" occurs prior to the scheduled lapse of all restrictions applicable to restricted share awards under the Plan (other than those held by a person referred to in the proviso to Section 8(A)(7)), all such restrictions shall lapse upon the occurrence of any such "Section 8 Event" regardless of the scheduled lapse of such restrictions.

(E) PAYMENT OF PERFORMANCE UNITS

     Unless the agreement referred to in Section 6(B), or an amendment thereto, shall otherwise provide, notwithstanding any other provision contained in the Plan, if any "Section 8 Event" occurs prior to the end of any Performance Period, all performance units (unless the awardee is a person referred to in the proviso to Section 8(A)(7)) shall be deemed to have been fully earned as of the date of the Section 8 Event, regardless of the attainment or nonattainment of any Performance Target or any Minimum Target and shall be paid to the awardee thereof as promptly as practicable after the Section 8 Event. If the performance unit is not expressed as a fixed amount in dollars or shares, the Committee may provide in the performance unit agreement for the amount to be paid in the case of Section 8 Event.

(F) TAX-RELATED CASH PAYMENTS

     Unless the agreements referred to in Sections 5(H), 6(A) or 6(B), or an amendment thereto, shall otherwise provide, if the independent auditors most recently selected by the Board determine that (i) any grant, payment or transfer to or for the benefit of a grantee or awardee under the Plan (whether granted, paid or payable or transferred or transferable pursuant to the Plan or otherwise) (a "Payment") would be deemed to be an "excess parachute payment" for Federal income tax purposes because of Section 280G of the Code, or any successor provision ("Section 280G"), and (ii) any grant, payment or transfer under the Plan to or for the benefit of a grantee or awardee within one year of or following the occurrence of a Section 8 Event constitutes in whole or in part a "parachute payment" under Section 280G (without regard to Section 280G(b)(4)) used in calculating such "excess parachute payment," the Payment will be grossed up through the payment by the Corporation to the grantee or awardee in cash of the amount of any excise tax under Section 4999 of the Code, or any successor provision ("Section 4999"), on the "excess parachute payment" and the amount of any excise tax under Section 4999 and applicable income tax on the total amount of such gross up payment, so that the grantee or awardee will receive the full amount of the Payment after the grantee or awardee has paid any excise tax under Section 4999 of the Code on the "excess parachute payment" and any excise tax under Section 4999 and applicable income tax on the amount of such gross up payment. On the later of the date an "excess parachute payment" is paid to or for the benefit of the grantee or awardee or the date on which it can be first determined that a Payment would be deemed to be an "excess parachute payment," the Corporation shall pay or distribute to or for the benefit of the grantee or awardee the gross up payment due to the grantee or awardee under this
Section 8(F).

                                   SECTION 9
           EFFECT OF THE PLAN ON THE RIGHTS OF EMPLOYEES AND EMPLOYER

     Neither the adoption of the Plan nor any action of the Board or the Committee pursuant to the Plan shall be deemed to give any employee any right to be granted a stock option (with or without cash payment rights) or to be awarded restricted shares or performance units under the Plan. Nothing in the Plan, in any stock option or cash payment rights granted under the Plan or in any award of restricted shares or performance units under the Plan or in any agreement providing for any of the foregoing shall confer any right on any employee to continue in the employ of the Corporation or any Subsidiary or interfere in any way with the rights of the Corporation or any Subsidiary to terminate the employment of any employee at any time.

                                   SECTION 10
                                  WITHHOLDING

     Income, excise or employment taxes may be required to be withheld by the Corporation or a Subsidiary in connection with the grant or exercise of a stock option, upon a "disqualifying disposition" of the shares acquired upon exercise of an incentive stock option, at the time restricted shares are granted or vest or performance units are earned or upon the receipt by the grantee of cash in payment of cash payment rights or dividends on restricted stock which has not vested. Any taxes required to be withheld by the Corporation or any of its Subsidiaries upon the receipt by the grantee of cash in payment of cash payment rights or dividends will be satisfied by the Corporation by withholding the taxes required to be withheld from the cash the grantee would otherwise receive. The Corporation will request that the grantee pay any additional amount required to be withheld directly to the Corporation in cash. If a grantee does not pay any taxes required to be withheld by the Corporation or any of its Subsidiaries within ten days after a request for the payment of such taxes, the Corporation or such Subsidiary may withhold such taxes from any compensation to which the grantee is entitled.

                                   SECTION 11
                                   AMENDMENT

     The right to alter and amend the Plan at any time to time and the right to revoke or terminate the Plan are hereby specifically reserved to the Board; provided that no such alteration or amendment of the Plan shall, without stockholder approval, (i) modify the formulas to increase the number of shares which may be issued or delivered under the Plan as set forth in Section 3, (ii) increase the maximum aggregate number of shares as to which incentive stock options may be granted as set forth in Section 3, (iii) change the option price permitted under Section 5(A) of the Plan, (iv) increase the maximum number of shares as to which stock options may be granted and as to which shares may be awarded under the Plan to any one employee as set forth in Section 4, (v) make any changes in the class of employees eligible to receive options or awards under the Plan, or (vi) be made if stockholder approval of the amendment is at the time required for grants or awards under the Plan to qualify for the exemption from Section 16(b) of the 1934 Act provided by Rule 16b-3 or by the rules of the New York Stock Exchange or any other stock exchange on which the Common Stock may then be listed. No alteration, amendment, revocation or termination of the Plan shall, without the written consent of the holder of an outstanding grant or award under the Plan, adversely affect the rights of such holder with respect to such outstanding grant or award.

                                   SECTION 12
                                  INTEGRATION

     The Plan and any written agreements executed by employees and the Corporation contain all of the understandings and representations between the parties and supersede any prior understandings and agreements entered into between them regarding the subject matter within. There are no representations, agreements, arrangements or understandings, oral or written, between the parties relating to the subject matter within which are not fully expressed in the Plan and the agreements.

                                   SECTION 13
                      EFFECTIVE DATE AND DURATION OF PLAN

     The effective date and date of adoption of the Plan shall be January 24, 2000, the date of adoption of the Plan by the Board, and the effective date of the amendments to the Plan adopted by the Board on March 22, 2000 shall be March 22, 2000, provided that such amendments are approved by stockholders at a meeting duly called, convened and held on or prior to March 21, 2001, at which a quorum representing a majority of the outstanding voting stock of the Corporation is, either in person or by proxy, present and voting on the Plan. No stock option or cash payment rights may be granted and no restricted shares or performance units payable in performance shares may be awarded under the Plan subsequent to January 23, 2010.

                WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

           VOTING INSTRUCTIONS FOR THE ANNUAL MEETING OF STOCKHOLDERS
                      SOLICITED BY THE BOARD OF DIRECTORS
              SHERATON AT STATION SQUARE, PITTSBURGH, PENNSYLVANIA
                WEDNESDAY, MAY 24, 2000 - 1:00 P.M. (LOCAL TIME)


     The undersigned stockholder of WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION (the "Company") does hereby appoint WILLIAM E. KASSLING and ROBERT
J. BROOKS, and each of them acting individually, with full power of substitution, as proxies of the undersigned to vote at the Annual Meeting of Stockholders of the Company, to be held May 24, 2000 (the "Annual Meeting"), and at all adjournments thereof, all the shares of Common Stock of the Company which the undersigned may be entitled to vote, on the matters set out on the reverse side of this proxy card and described in the Proxy Statement and, in their discretion, on any other business which may properly come before the Annual Meeting.

     The undersigned stockholder hereby revokes all previous proxies for the Annual Meeting and acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, both dated April 10, 2000, and of the Annual Report to Stockholders for 1999.

     You are urged to return promptly this proxy card in the enclosed envelope whether or not you expect to attend the Annual Meeting in person so that your shares may be voted in accordance with your wishes and in order that the presence of a quorum may be assured at the Annual Meeting.

     The shares represented by this proxy card will be voted as directed by the stockholder. If this proxy card is executed but no direction is given, such shares will be voted "FOR" items 1,2 and 3.

                (Continued and to be signed on the reverse side)

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                          /\  FOLD AND DETACH HERE  /\

    The Board of Directors recommends a vote FOR items 1, 2 and 3.                        Please mark  [X]
                                                                                          your votes as
                                                                                          indicated in
                                                                                          this example


ITEM (1) - Election of the following three Directors for
           a term expiring in 2003: Robert J. Brooks, Gregory T.H. Davies and Kim G. Davis

                                                            A vote FOR includes discretionary authority to vote for a substituted
            FOR all Nominees       WITHHOLD AUTHORITY       nominee if any of the nominees listed becomes unable to serve or for
            (except as shown        to Vote for All         good cause will not serve.
             to the right)             Nominees
                                                            (To withhold authority to vote for one or more such nominees, write such
                [ ]                      [ ]                nominees' name(s) on the line below.)

                                                            _______________________________________________________________________

ITEM (2) - The approval of the amendments of the                            ITEM (3) - The ratification of the appointment of
           "2000 Stock Incentive Plan".                                     Arthur Andersen LLP as independent public accountants of
                                                                            the Company for the 2000 fiscal year.

               FOR    AGAINST    ABSTAIN                                               FOR     AGAINST    ABSTAIN

               [ ]      [ ]        [ ]                                                 [ ]       [ ]        [ ]


                                                                                               Please date and sign exactly as your
                                                                                               name appears hereon and return in the
                                                                                               enclosed envelope. If acting as
                                                                                               attorney, executor, administrator,
                                                                                               guardian or trustee, please so
                                                                                               indicate with your full title when
                                                                                               signing. If a corporation, please
                                                                                               sign in full corporate name, by duly
                                                                                               authorized officer. If shares are
                                                                                               held jointly, each stockholder named
                                                                                               should sign.


SIGNATURE(S)_____________________________________ SIGNATURE(S) ___________________________________ DATE ________________________
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

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                          /\  FOLD AND DETACH HERE  /\

                WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

           VOTING INSTRUCTIONS FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         SOLICITED BY THE ESOP TRUSTEE
              SHERATON AT STATION SQUARE, PITTSBURGH, PENNSYLVANIA
                WEDNESDAY, MAY 24, 2000 - 1:00 P.M. (LOCAL TIME)


     The undersigned participant in the WESTINGHOUSE AIR BRAKE COMPANY EMPLOYEE STOCK OWNERSHIP PLAN (THE "ESOP") does hereby instruct the ESOP Trustee to vote at the Annual Meeting of Stockholders of Westinghouse Air Brake Technologies Corporation (the "Company"), to be held May 24, 2000 (the "Annual Meeting"), and at all adjournments thereof, all the shares of Common Stock of the Company which the undersigned may be entitled to provide instructions, on the matters set out on the reverse side of this card and described in the Proxy Statement and, in its discretion, on any other business which may properly come before the Annual Meeting.

     The undersigned participant hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement both dated April 10, 2000, and of the Annual Report to Stockholders for 1999.

     The shares represented by this card will be voted as directed by the participant. If this card is executed but no direction is given or if such direction is not received by the ESOP Trustee on or before May 19, 2000, such shares will be voted in accordance with the Westinghouse Air Brake Company Employee Stock Ownership Plan and Trust.

                (Continued and to be signed on the reverse side)

-------------------------------------------------------------------------------
                          /\  FOLD AND DETACH HERE  /\

    The Board of Directors recommends a vote FOR items 1, 2 and 3.                        Please mark  [X]
                                                                                          your votes as
                                                                                          indicated in
                                                                                          this example


ITEM (1) - Election of the following three Directors for
           a term expiring in 2003: Robert J. Brooks, Gregory T.H. Davies and Kim G. Davis

                                                            A vote FOR includes discretionary authority to vote for a substituted
            FOR all Nominees       WITHHOLD AUTHORITY       nominee if any of the nominees listed becomes unable to serve or for
            (except as shown        to Vote for All         good cause will not serve.
             to the right)             Nominees
                                                            (To withhold authority to vote for one or more such nominees, write such
                [ ]                      [ ]                nominees' name(s) on the line below.)

                                                            _______________________________________________________________________

ITEM (2) - The approval of the amendments of the                            ITEM (3) - The ratification of the appointment of
           "2000 Stock Incentive Plan".                                     Arthur Andersen LLP as independent public accountants of
                                                                            the Company for the 2000 fiscal year.

               FOR    AGAINST    ABSTAIN                                               FOR     AGAINST    ABSTAIN

               [ ]      [ ]        [ ]                                                 [ ]       [ ]        [ ]


                                                                                               Please date and sign exactly as your
                                                                                               name appears hereon and return in the
                                                                                               enclosed envelope.


SIGNATURE(S)_____________________________________ SIGNATURE(S) ___________________________________ DATE ________________________
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign.

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                          /\  FOLD AND DETACH HERE  /\

                    U.S. TRUST COMPANY, NATIONAL ASSOCIATION

                             NOTICE TO PARTICIPANTS
                                     IN THE
                         WESTINGHOUSE AIR BRAKE COMPANY
                         EMPLOYEE STOCK OWNERSHIP PLAN

Dear ESOP Participant:

     Enclosed with this notice is a Proxy Statement with respect to the Annual Meeting of Stockholders of Westinghouse Air Brake Technologies Corporation (the "Company") to be held on May 24, 2000 (the "Annual Meeting"), along with the Company's 1999 Annual Report to Stockholders. The Annual Meeting will be for the purpose of (i) electing three nominees for the Board of Directors (ii) ratifying the appointment of the Company's independent public accountants for the 2000 fiscal year and (iii) approving amendments to the 2000 Stock Incentive Plan. The Proxy Statement has been prepared by the Board of Directors of the Company in connection with the business to be transacted at the Annual Meeting. THE ITEMS TO BE PRESENTED AT THE ANNUAL MEETING ARE IMPORTANT AND ARE DESCRIBED IN THE PROXY MATERIALS BEING ENCLOSED WITH THIS NOTICE.

DIRECTIONS TO THE TRUSTEE

     Only U.S. Trust Company, National Association, as trustee (the "Trustee") of the Westinghouse Air Brake Company Employee Stock Ownership Plan (the "ESOP"), can vote the shares of the Company's stock (the "Shares") held by the ESOP. However, under the terms of the Westinghouse Air Brake Company Employee Stock Ownership Plan and Trust, you, as a participant in the ESOP, are entitled to instruct the Trustee how to vote the shares that have been allocated to your individual account ("Allocated Shares") and the shares that have not yet been allocated to the accounts of ESOP participants ("Unallocated Shares").

     Enclosed with this notice is a confidential voting instruction card which is provided to you for the purpose of instructing the Trustee how to vote the Shares concerning the above matters, which are described in the enclosed Proxy Statement. Your interest in these matters is important. Please take the time to complete the voting instruction card and return it to the Trustee. You may instruct the Trustee to vote for, against, or to abstain from approval of such matters. If you do not provide instructions to the Trustee, your Allocated Shares will be voted in accordance with the Westinghouse Air Brake Company Employee Stock Ownership Plan and Trust, which provides that the Trustee will vote such shares in the manner directed by the ESOP Committee.

     Unallocated Shares will be voted by the Trustee in the same proportion that the Allocated Shares of all participants for which participant instructions were received are voted. Thus, through your instructions, you will be exercising power and control, as a "named fiduciary" (as defined in the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) of the ESOP with respect to the applicable portion of Unallocated Shares. Fiduciaries under ERISA (including "named fiduciaries") are required to act prudently, solely in the interest of plan participants and beneficiaries, and for the exclusive purpose of providing benefits to the participants and beneficiaries.

     The Trustee will vote your Allocated Shares (and an applicable portion of the Unallocated Shares) in accordance with the instructions you provide on the voting instruction card received by the Trustee on or before May 19, 2000, unless the Trustee determines such instructions are contrary to ERISA.

CONFIDENTIALITY

     How you vote will not be revealed, directly or indirectly, to any officer, any other employee or any director of the Company or to anyone else, except as otherwise required by law. You should, therefore, instruct the Trustee to vote the Shares in the manner you think best.

VOTING DEADLINE

     Because of the time required to tabulate voting instructions from participants before the Annual Meeting, the Trustee must establish a cut-off date for receiving your instruction card. The cut-off date established by the Trustee is 5:00 P.M. Eastern Time on May 19, 2000. The Trustee cannot insure that instruction cards received after the cut-off date will be tabulated. Therefore, it is important that you act promptly and return your instruction card on or before May 19, 2000 in the envelope provided for your convenience. If the Trustee does not receive timely instructions from you with respect to your Shares, the Trustee will vote such Shares in the manner directed by the ESOP Committee, which is currently comprised of William E. Kassling, Robert J. Brooks, and Kevin P. Conner, unless the Trustee determines such instructions are contrary to ERISA.

     If you also hold shares of Common Stock of the Company directly and not through the ESOP, you will receive, under separate cover, proxy solicitation materials including a proxy card. That card should be used to vote the shares you hold directly and CANNOT be used to direct the voting of shares held by the ESOP.

FURTHER INFORMATION

     If you have questions regarding this information provided to you, you may contact the Trustee at (800) 535-3093 between 11:30 A.M. and 7:00 P.M. Eastern Time, Monday through Friday.

     Your ability to instruct the Trustee how to vote your Shares is an important part of your rights as an ESOP participant. Please consider the enclosed material carefully and then furnish your voting instructions promptly.

Dated April 10, 2000
                                          U.S. Trust Company, National
                                          Association as Trustee of
                                          WESTINGHOUSE AIR BRAKE COMPANY
                                          EMPLOYEE STOCK OWNERSHIP PLAN

                             NOTICE TO PARTICIPANTS
                                     IN THE
                         WESTINGHOUSE AIR BRAKE COMPANY
                                RAC VOTING TRUST

Dear Voting Trust Participant:

     Enclosed with this notice is Westinghouse Air Brake Technologies Corporation's Proxy Statement and its 1999 Annual Report to Stockholders. These materials refer to the Annual Meeting of Stockholders which will be held on May 24, 2000. The annual Meeting is being called for the purpose of (i) electing three nominees for the Board of Directors, (ii) approving the adoption of the "2000 Stock Incentive Plan" and (iii) ratifying the appointment of the Company's independent public accountants for the 2000 fiscal year, as well as considering any other matters that may properly come before the Meeting.

     As a Voting Trust Participant and stockholder you are cordially invited to attend the Annual Meeting. As you know, by the terms of the Second Amended WABCO Voting Trust/Disposition Agreement as of December 13, 1995 by which we deposited our shares in the Voting Trust, the Voting Trust expired on January 1, 2000. As such, you will be responsible for voting the shares that you delivered to the Trust. Accordingly, a proxy card has been included this year with the enclosed proxy materials.

     Thank you for your continued cooperation and for your faith in the success of our joint efforts.

                                          Sincerely,

                                          William E. Kassling
                                          Chairman and Chief Executive Officer

                             NOTICE TO PARTICIPANTS
                                     IN THE
      WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION 401(K) SAVINGS PLAN
           FOR EMPLOYEES OF THE FORMER MOTIVE POWER INDUSTRIES GROUP
           (PREVIOUSLY THE MOTIVEPOWER INDUSTRIES, INC. SAVINGS PLAN)
                                    AND THE
                 MOTOR COILS MANUFACTURING COMPANY SAVINGS PLAN

Dear Participant:

Plan participants in the Westinghouse Air Brake Technologies Corporation 401(k) Savings Plan for Employees of the Former MotivePower Industries Group (Previously the MotivePower Industries, Inc. Savings Plan) and the Motor Coils Manufacturing Company Savings Plan (collectively "Savings Plans") shall direct
T. Rowe Price Trust Company ("Trustee") as to the manner in which to vote the shares held in their Savings Plans' accounts. The Trustee will vote as directed for all proxy cards that are properly completed and signed and promptly received. If a proxy card is not signed or timely received, the shares will be voted by the Trustee in accordance with the directions received by the Trustee from the Westinghouse Air Brake Technologies Corporation ("Employer").